                                                                    Exhibit 10-v



================================================================================

             AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT



                           DATED AS OF AUGUST 21, 1998

                         ------------------------------


                 ADVANTA MORTGAGE HOLDING COMPANY AS A BORROWER
                                       AND
                    ADVANTA MORTGAGE CORP. USA, AS A BORROWER
                                       AND
                ADVANTA MORTGAGE CORP. MIDATLANTIC, AS A BORROWER
                                       AND
              ADVANTA MORTGAGE CORP. MIDATLANTIC II, AS A BORROWER
                                       AND
                  ADVANTA MORTGAGE CORP. MIDWEST, AS A BORROWER
                                       AND
               ADVANTA MORTGAGE CORP. OF NEW JERSEY, AS A BORROWER
                                       AND
                 ADVANTA MORTGAGE CORP. NORTHEAST, AS A BORROWER
                                       AND
             ADVANTA MORTGAGE CONDUIT SERVICES, INC., AS A BORROWER
                                       AND
                      ADVANTA FINANCE CORP., AS A BORROWER

                           COLLECTIVELY, THE BORROWERS


                                       AND


                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                                    AS LENDER

================================================================================

                                TABLE OF CONTENTS


RECITALS        ..................................................................................................1


Section 1.  Definitions and Accounting Matters....................................................................1

     1.01  Certain Defined Terms..................................................................................1

     1.02  Accounting Terms and Determinations...................................................................10


Section 2.  Loans, Note and Prepayments..........................................................................10

     2.01  Loans  ...............................................................................................10

     2.02  Notes  ...............................................................................................10

     2.03  Procedure for Borrowing...............................................................................11

     2.04  Limitation on Types of Loans; Illegality..............................................................12

     2.05  Repayment of Loans; Interest..........................................................................12

     2.06  Mandatory Prepayments or Pledge.......................................................................13

     2.07  Optional Prepayments..................................................................................13

     2.08  Release of Excess Collateral..........................................................................13


Section 3.  Payments; Computations; Etc..........................................................................14

     3.01  Payments..............................................................................................14

     3.02  Computations..........................................................................................14

     3.03  U.S. Taxes............................................................................................14


Section 4.  Collateral Security..................................................................................15

     4.01  Collateral; Security Interest.........................................................................15

     4.02  Further Documentation.................................................................................16

     4.03  Changes in Locations, Name, etc.......................................................................17

     4.04  Lender's Appointment as Attorney-in-Fact.............................................................17

     4.05  Performance by Lender of Borrowers' Obligations......................................................18


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
     4.06  Proceeds.............................................................................................18

     4.07  Remedies..............................................................................................19

     4.08  Limitation on Duties Regarding Preservation of Collateral............................................19

     4.09  Powers Coupled with an Interest......................................................................19

     4.10  Release of Security Interest..........................................................................19


Section 5.  Conditions Precedent.................................................................................20

     5.01  Initial Loan..........................................................................................20

     5.02  Initial and Subsequent Loans..........................................................................21


Section 6.  Representations and Warranties.......................................................................22

     6.01  Existence.............................................................................................22

     6.02  Financial Condition...................................................................................23

     6.03  Litigation............................................................................................23

     6.04  No Breach.............................................................................................23

     6.05  Action................................................................................................23

     6.06  Approvals.............................................................................................23

     6.07  Margin Regulations....................................................................................24

     6.08  Taxes.................................................................................................24

     6.09  Investment Company Act................................................................................24

     6.10  Collateral; Collateral Security.......................................................................24

     6.11  Chief Executive Office................................................................................25

     6.12  Location of Books and Records.........................................................................25

     6.13  Hedging...............................................................................................25

     6.14  True and Complete Disclosure..........................................................................25

     6.15  ERISA.................................................................................................25

     6.16  Pass-Through Certificates.............................................................................25


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
Section 7.  Covenants of the Borrowers...........................................................................26

     7.01  Financial Statements..................................................................................26

     7.02  Litigation............................................................................................28

     7.03  Existence, etc........................................................................................28

     7.04  Prohibition of Fundamental Changes....................................................................28

     7.05  Borrowing Base Deficiency.............................................................................28

     7.06  Notices...............................................................................................29

     7.07  Hedging...............................................................................................29

     7.08  Reports...............................................................................................29

     7.09  Underwriting Guidelines...............................................................................29

     7.10  Transactions with Affiliates..........................................................................29

     7.11  Limitation on Liens...................................................................................30

     7.12  Servicing Tape........................................................................................30

     7.13  Pooling and Servicing Agreement.......................................................................30


Section 8.  Events of Default....................................................................................30


Section 9.  Remedies Upon Default................................................................................32


Section 10.  No Duty of Lender...................................................................................32


Section 11.  Miscellaneous.......................................................................................33

     11.01  Waiver...............................................................................................33

     11.02  Notices..............................................................................................33

     11.03  Indemnification and Expenses.........................................................................33

     11.04  Amendments...........................................................................................34

     11.05  Successors and Assigns...............................................................................34

     11.06  Survival.............................................................................................34

     11.07  Captions.............................................................................................34


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
     11.08  Counterparts.........................................................................................34

     11.09  Loan Agreement Constitutes Security Agreement; Governing Law.........................................34

     11.10  Submission to Jurisdiction; Waivers..................................................................34

     11.11  Waiver of Jury Trial.................................................................................35

     11.12  Acknowledgments......................................................................................35

     11.13  Hypothecation or Pledge of Loans.....................................................................35

     11.14  Servicing............................................................................................36

     11.15  Periodic Due Diligence Review........................................................................36

     11.16  Intent...............................................................................................37

     11.17  Joint and Several Liability..........................................................................37

     11.18  Conflict.............................................................................................37



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SCHEDULES

         SCHEDULE 1  Representations and Warranties re: Mortgage Loans

EXHIBITS

         EXHIBIT A  Form of Promissory Note

         EXHIBIT B  Amendment #1 to Pooling and Servicing Agreement

         EXHIBIT C  Form of Opinion of Counsel to Borrower

         EXHIBIT D  Form of Request for Borrowing

         EXHIBIT E  Underwriting Guidelines

         EXHIBIT F  Officer's Certificate - Pooling and Servicing Agreement

         EXHIBIT G  Mortgage Loan Tape Fields

         EXHIBIT H  Amended and Restated Affiliate Guaranty




                                      -v-
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             AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT

                  AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT, dated as of August 21, 1998, among Advanta Mortgage Holding Company, a Delaware corporation, as a Borrower; Advanta Mortgage Corp. USA, a Delaware corporation, as a Borrower; Advanta Mortgage Corp. Midatlantic, a Pennsylvania corporation, as a Borrower; Advanta Mortgage Corp. Midatlantic II, a Pennsylvania corporation, as a Borrower; Advanta Mortgage Corp. Midwest, a Pennsylvania corporation, as a Borrower; Advanta Mortgage Corp. of New Jersey, a New Jersey corporation, as a Borrower; Advanta Mortgage Corp. Northeast, a New York corporation, as a Borrower; Advanta Mortgage Conduit Services, Inc., a Delaware corporation, as a Borrower; Advanta Finance Corp., a Nevada corporation, as a Borrower (collectively, the "Borrowers") and Morgan Stanley Mortgage Capital Inc., a New York corporation (the "Lender").

                                    RECITALS

                  The Borrowers entered into the Loan and Security Agreement, dated May 1, 1997 (the "Existing Agreement") with the Lender to finance the purchase by the Borrower of certain Mortgage Loans (as defined herein) on the terms and conditions as set forth in the Existing Agreement.

                  The Borrowers have requested that the Lender from time to time make revolving credit loans to it to finance certain Mortgage Loans owned or to be acquired by the Borrowers. The Borrower and the Lender desire to amend and restate the Existing Agreement to provide terms and conditions under which the Lender is prepared to make further loans to the Borrower from and after the date hereof.

                  The Borrowers are also party (as Pledgors thereunder) to that certain Master Repurchase Agreement dated as of August 21, 1998 between Advanta National Bank (as Seller thereunder) the Lender (as Buyer thereunder) and the Borrowers (the "Repurchase Agreement").

                  The Lender is prepared to make loans to the Borrowers upon the terms and conditions hereof, provided it obtains a first lien security interest in the Mortgage Loans.

                  Accordingly, the parties hereto agree as follows:

                  Section 1.  Definitions and Accounting Matters.

                  1.01 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Loan Agreement in the singular to have the same meanings when used in the plural and vice versa). Terms otherwise not defined herein shall have the meanings set forth in the Repurchase Agreement.

                  "Affiliate" shall mean with respect to each Borrower, any "affiliate" of such Borrower as such term is defined in the United States Bankruptcy Code in effect from time to time.

                  "Affiliate Guaranty" shall mean the Amended and Restated Affiliate Guaranty, by Advanta Corp. dated as of the date hereof.



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                  "Applicable Collateral Percentage" shall mean (a) with respect to all Eligible Mortgage Loans other than Delinquent Mortgage Loans and High LTV Mortgage Loans, 96%; (b) with respect to all High LTV Mortgage Loans, 94%; (c) with respect to all Eligible Mortgage Loans that are Delinquent Mortgage Loans, 90%;

                  "Applicable Margin" shall mean 60 basis points (0.60%).

                  "Appraised Value" shall mean the value of the Mortgaged Property as set forth in an appraisal, prepared in accordance with the Underwriting Guidelines, made in connection with the origination of the related Mortgage Loan.

                  "Available Committed Loan Amount" shall mean the Maximum Committed Loan Amount, minus the sum of (i) the aggregate amount of Loans outstanding hereunder and (ii) the aggregate amount of Transactions outstanding under the Repurchase Agreement.

                  "Available Loan Amount" shall mean the Non-Transaction Amount minus the aggregate amount of Loans outstanding hereunder.

                  "Bankruptcy Code" shall mean the United States Bankruptcy Code of 1978, as amended from time to time.

                  "Balloon Mortgage Loan" shall mean any Mortgage Loan for which the related monthly payments, other than the monthly payment due on the maturity date thereof, are computed on the basis of a period to full amortization ending on a date that is later than such maturity date.

                  "Borrower" and "Borrowers" shall have the meaning provided in the heading hereof.

                  "Borrowing Base" shall mean the aggregate Collateral Value of all Eligible Mortgage Loans.

                  "Borrowing Base Deficiency" shall have the meaning provided in
Section 2.06 hereof.

                  "Business Day" shall mean any day other than (i) a Saturday or Sunday or (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York or the Trustee is authorized or obligated by law or executive order to be closed or (iii) a day in which banks are authorized or obligated by law or executive order to be closed in the Commonwealth of Pennsylvania, the State of California or the State of Delaware.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral" shall have the meaning provided in Section 4.01(b) hereof.

                  "Collateral Value" shall mean, with respect to each Eligible Mortgage Loan, the lesser of (i) the Applicable Collateral Percentage of the Market Value of such Mortgage Loan, and (ii) the outstanding principal balance of such Mortgage Loan; provided, that,

         (i) the Collateral Value shall be deemed to be zero with respect to each Mortgage Loan (1) in respect of which there is a material breach of a representation and warranty set forth on
                  Schedule 1 (assuming each representation and warranty is made as of the date Collateral Value is determined), (2) which is a Mortgage Loan of the type specified in subparagraphs (ii)-(viii) hereof, which is in excess of the limits permitted under subparagraphs (ii)-(viii) hereof, (3) which remains pledged to the Lender hereunder later than 180 days after the date on which it is first included in the Collateral, (4) which has been released from the possession of the Trustee under the Pooling and Servicing Agreement to the Borrowers for a period in excess of 14 days, (5) which is a Delinquent Mortgage Loan and remains pledged to the Lender hereunder upon removal of some or all of the Mortgage Loans pledged to the Lender hereunder (in accordance with the terms of this Loan Agreement) for the purpose of issuing securities backed by such Mortgage Loans and (6) for which the Trustee does not have in its possession the original Mortgage Note, unless such possession has been otherwise waived by the Lender in writing;

         (ii) the aggregate Collateral Value of Eligible Mortgage Loans which are Second Lien Mortgage Loans may not exceed 20% of the aggregate principal amount outstanding under the Loans;

         (iii) the aggregate Collateral Value of Eligible Mortgage Loans which are secured by a Manufactured Dwelling may not exceed 5% of the Maximum Credit;

         (iv) the aggregate Collateral Value of Eligible Mortgage Loans which are Mixed Use Mortgage Loans may not exceed 1% of the Maximum Credit;

         (v) the aggregate Collateral Value of Eligible Mortgage Loans which are Balloon Mortgage Loans may not exceed 25% of the Maximum Credit;

         (vi) the aggregate Collateral Value of first lien Eligible Mortgage Loans that are High LTV Mortgage Loans may not exceed 10% of the Maximum Credit;

         (vii) the aggregate Collateral Value of Eligible Mortgage Loans which are 59-Day Delinquent Mortgage Loans may not exceed 3% of the aggregate principal amount outstanding under the Loans; and

         (viii) the aggregate Collateral Value of Eligible Loans which are 89-Day Delinquent Mortgage Loans may not exceed 1% of the aggregate principal amount outstanding under the Loans.

                  "Collection Account" shall have the meaning set forth in
Section 6.01 of the Pooling and Servicing Agreement.

                  "Combined LTV" or "CLTV" shall mean with respect to any Mortgage Loan, the ratio of (a) the outstanding principal balance as of the related date of origination of such Mortgage Loan of (i) the Mortgage Loan plus
(ii) the mortgage loan constituting the first lien (if any) to (b) the Appraised Value of the Mortgaged Property.

                  "Committed Loan" shall have the meaning assigned thereto in
Section 2.01(a) hereof.

                  "Default" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

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                  "Delinquent Mortgage Loan" shall mean 59-Day Delinquent
Mortgage Loans and 89-Day Delinquent Mortgage Loans.

                  "Dollars" and "$" shall mean lawful money of the United States of America.

                  "Due Diligence Review" shall mean the performance by the Lender of any or all of the reviews permitted under Section 11.15 hereof with respect to any or all of the Mortgage Loans, as desired by the Lender from time to time.

                  "Effective Date" shall mean the date upon which the conditions precedent set forth in Section 5.01 shall have been satisfied.

                  "89-Day Delinquent Mortgage Loan" shall mean a Mortgage Loan made by the Borrower to a Mortgagor or acquired by the Borrower and underwritten substantially in accordance with the Underwriting Guidelines, a copy of the current version of which is attached hereto as Exhibit E, and which is at least 60 days, but not more than 89 days, delinquent with respect to the payment of principal or interest (without regard to any applicable grace period).

                  "Eligible Mortgage Loan" shall mean (a) a Mortgage Loan secured by a first or second mortgage lien (as reflected on the Mortgage Loan
Tape) on a one-to-four family residential property (i) as to which the representations and warranties in Section 6.10 and Part I of Schedule 1 hereof are correct in all material respects and (ii) which is underwritten substantially in accordance with the Borrowers' Underwriting Guidelines, a copy of which is attached hereto as Exhibit E, provided that, notwithstanding the foregoing, a mortgage loan that is purchased from an Affiliate shall only be an Eligible Mortgage Loan if such Affiliate is a Borrower hereunder.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which any Borrower is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and
Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which any Borrower is a member.

                  "Eurocurrency Reserve Requirements" shall mean, for any day as applied to a Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements applicable to the Lender in effect on such day (including without limitation basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto), dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board) maintained by a member bank of such Governmental Authority.

                  "Eurodollar Base Rate" shall mean, with respect to each day a Loan is outstanding (or if such day is not a Business Day, the next succeeding Business Day), the rate per annum equal to the rate appearing at page 5 of the Telerate Screen as one-month LIBOR on such date, and if such rate shall not be so quoted, the arithmetic average determined in good faith by the Lender, of the rate per annum at which the Lender is offered Dollar deposits at or about 10:00 A.M., New York City time, on

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such date by at least three unaffiliated prime banks in the interbank eurodollar market where the eurodollar and foreign currency exchange operations in respect of its Loans are then being conducted for delivery on such day for a period of 30 days and in an amount comparable to the amount of the Loans to be outstanding on such day.

                  "Eurodollar Rate" shall mean, with respect to each day a Loan is outstanding, a rate per annum determined by the Lender in its sole discretion in accordance with the following formula (rounded upwards to the nearest 1/100th of one percent), which rate as determined by the Lender shall be conclusive absent manifest error by the Lender:

                              Eurodollar Base Rate
                    ----------------------------------------
                    1.00 - Eurocurrency Reserve Requirements

                  "Event of Default" shall have the meaning provided in Section 8 hereof.

                  "Federal Funds Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Lender from three unaffiliated federal funds brokers of recognized standing selected by it.

                  "59-Day Delinquent Mortgage Loan" shall mean a Mortgage Loan made by the Borrower to a Mortgagor or acquired by the Borrower and underwritten substantially in accordance with the Underwriting Guidelines, a copy of the current version of which is attached hereto as Exhibit E, and which is at least 30 days, but not more than 59 days, delinquent with respect to the payment of principal or interest (without regard to any applicable grace period).

                  "Funding Date" shall mean the date on which a Loan is made hereunder.

                  "GAAP" shall mean generally accepted accounting principles as in effect from time to time in the United States.

                  "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over any Borrower, any of its Subsidiaries or any of their properties.

                  "Guarantor" shall mean Advanta Corp., a Delaware corporation.

                  "High LTV Mortgage Loans" shall mean first and second lien Eligible Mortgage Loans with an LTV greater than 90% and less than or equal to 100%.

                  "Interest Rate Protection Agreement" shall mean, with respect to any or all of the Mortgage Loans, any short sale of US Treasury Security, or futures contract, or mortgage related security, or Eurodollar futures contract, or options related contract, or interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by any Borrower or the Guarantor.

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                  "Lender" shall have the meaning provided in the heading
hereto.

                  "Lien" shall mean any mortgage, lien, pledge, charge, security interest or similar encumbrance.

                  "Loan" shall mean any Committed Loan or Uncommitted Loan, as applicable, and collectively "Loans" shall mean the sum of all Committed Loans and Uncommitted Loans.

                  "Loan Agreement" shall mean this Amended and Restated Master Loan and Security Agreement, as the same may be further amended, supplemented or otherwise modified in accordance with the terms hereof.

                  "Loan Documents" shall mean, collectively, this Loan Agreement, the Note, the Pooling and Servicing Agreement and the Affiliate Guaranty.

                  "Loan Parties" shall mean each of the Borrowers and the Guarantor.

                  "Loan-to-Value Ratio" or "LTV" shall have the meaning assigned thereto in Schedule 1 of this Loan Agreement.

                  "Manufactured Dwelling" shall mean a fully attached manufactured home which is considered and treated as "real estate" under applicable state law.

                  "Market Value" shall mean as of any date in respect of an Eligible Mortgage Loan, the price at which such Eligible Mortgage Loan could readily be sold as reasonably determined in good faith by the Lender, which price may be determined to be zero. The Lender's determination of Market Value shall be conclusive upon the parties absent manifest error on the part of the Lender.

                  "Material Adverse Effect" shall mean a material adverse effect on (a) the Property, business, operations or financial condition of the Loan Parties taken as a whole, (b) the ability of the Loan Parties to perform their obligations under any of the Loan Documents to which they are a party, (c) the validity or enforceability of any of the Loan Documents, (d) the practical realization of the Lender's rights and remedies under the Loan Documents, taken as a whole, (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith or (f) the value of the Collateral taken as a whole.

                  "Maximum Committed Loan Amount" shall mean $375,000,000.

                  "Maximum Credit" shall mean the sum of the Maximum Committed Loan Amount and the Maximum Uncommitted Loan Amount, which shall equal $500,000,000.

                  "Maximum Combined Amount" shall equal $750,000,000.

                  "Maximum Uncommitted Loan Amount" shall mean $125,000,000.

                  "Misclassified Mortgage Loan" shall have the meaning assigned thereto in Section 2.05(c) hereof.

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                  "Mixed Use Mortgage Loan" shall mean a Mortgage Loan secured by a Mortgaged Property that is used primarily for residential purposes, but which is also used for non-residential purposes.

                  "Mortgage" shall mean with respect to a Mortgage Loan, the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien (as indicated on the Mortgage Loan Tape) on the fee in real property securing the Mortgage Note.

                  "Mortgage File" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

                  "Mortgage Loan" shall mean a mortgage loan pledged to the Lender hereunder and which the Trustee has been instructed to hold for the Lender pursuant to the Pooling and Servicing Agreement, and which Mortgage Loan includes, without limitation, (i) a Mortgage Note and related Mortgage and (ii) all right, title and interest of any Borrower in and to the Mortgaged Property covered by such Mortgage.

                  "Mortgage Loan Documents" shall mean, with respect to a Mortgage Loan, the documents comprising the Mortgage File for such Mortgage Loan.

                  "Mortgage Loan Schedule" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

                  "Mortgage Loan Schedule and Collateral Report" shall mean the mortgage loan schedule and exception report prepared by the Trustee pursuant to the Pooling and Servicing Agreement.

                  "Mortgage Loan Tape" shall mean a computer readable magnetic tape containing the fields set forth on Exhibit G hereto.

                  "Mortgage Note" shall mean the original executed promissory note or other evidence of the indebtedness of a mortgagor/borrower with respect to a Mortgage Loan.

                  "Mortgaged Property" shall mean the real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

                  "Mortgagor" shall mean the obligor on a Mortgage Note.

                  "Multiemployer Plan" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been or are required to be made by any Borrower or any ERISA Affiliate and that is covered by Title IV of ERISA.

                  "Non-Transaction Amount" shall mean the Maximum Combined Amount minus the aggregate amount of Transactions outstanding under the Repurchase Agreement; provided, however, that if such calculation results in an amount greater than $500,000,000, the Non-Transaction Amount shall equal $500,000,000.

                  "Note" shall mean the promissory note provided for by Section 2.02(a) hereof for Loans and any promissory note delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

                  "Plan" shall mean an employee benefit or other plan established or maintained by any Borrower or any ERISA Affiliate and covered by Title IV of ERISA, other than a Multiemployer Plan.

                  "Pledged Certificate" shall mean a certificate substantially in the form of Exhibit C to the Pooling and Servicing Agreement authenticated by the Trustee, issued in the name of the Lender and pledged and delivered to the Lender, representing a 100% interest in a Pledged Series Pool of Eligible Mortgage Loans held by Trustee for the benefit of the Lender, as to which the representations and warranties in Section 6.16 and Part II of Schedule 1 hereof are correct in all material respects.

                  "Pledged Series Pool" shall mean, as of any date and with respect to any Borrower, all Mortgage Loans pledged to the Lender hereunder and held by the Trustee under the Pooling and Servicing Agreement.

                  "Pooling and Servicing Agreement" shall mean the Pooling and Servicing Agreement, dated as of May 1, 1997, among Advanta Mortgage Conduit Services, Inc. as "Sponsor", Advanta Mortgage Corp. USA as "Master Servicer", the Borrowers and the Trustee, as amended by Amendment # 1 to the Pooling and Servicing Agreement, dated as of the date hereof, as the same shall be modified and supplemented and in effect from time to time.

                  "Post-Default Rate" shall mean, in respect of any principal of any Loan or any other amount under this Loan Agreement, the Note or any other Loan Document that is not paid when due to the Lender (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 2% per annum plus the Eurodollar Base Rate then in effect.

                  "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

                  "Regulations G, T, U and X" shall mean Regulations G, T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

                  "Repurchase Agreement" shall mean that certain Master Repurchase Agreement for purchases of mortgage loans between Advanta National Bank as Seller, Lender as Buyer and the Borrowers as Pledgors, dated as of August 21, 1998.

                  "Repurchase Documents" shall mean the Repurchase Agreement, the Affiliate Guaranty and the Pooling and Servicing Agreement.

                  "Responsible Officer" shall mean, as to any Person, the chief executive officer, the president, any vice president or the treasurer of such Person.

                  "Restricted Transaction" shall mean any transaction of merger or consolidation or amalgamation by the Borrowers or the Guarantor; or any voluntary or involuntary liquidation, winding up or dissolution of the Borrowers or the Guarantor; or sale of all or substantially all of the Borrowers' or the Guarantor's assets (it being understood that a securitization of loan assets, a sale of mortgage loans subject to a repurchase agreement or a pledge of mortgage loans subject to a conduit warehouse line shall not be deemed a sale of all or substantially all assets).

                  "Second Lien Mortgage Loan" shall mean any Mortgage Loan underwritten substantially in accordance with the Underwriting Guidelines with respect to which the lien of the mortgage, deed of trust or other instrument securing a mortgage note creates a second lien on the Mortgaged Property.

                  "Secured Obligations" shall have the meaning provided in
Section 4.01(c) hereof.

                  "Servicer" shall have the meaning provided in Section 11.14(c) hereof.

                  "Servicing Agreement" shall have the meaning provided in
Section 11.14(c) hereof and shall include but not be limited to the Pooling and Servicing Agreement.

                  "Servicing Records" shall have the meaning provided in Section 11.14(b) hereof.

                  "Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

                  "Termination Date" means the date which shall be 364 days from the date hereof, which shall be August 20, 1999.

                  "Transaction Documents" shall mean the Loan Documents and the Repurchase Documents.

                  "Transaction Party" shall mean each of the Borrowers, the Guarantor and Advanta National Bank.

                  "Trustee" shall mean Bankers Trust Company of California, N.A., a national banking corporation.

                  "Uncommitted Loan" shall have the meaning assigned thereto in
Section 2.01(b) hereof.

                  "Underwriting Guidelines" shall mean the underwriting guidelines delivered by the Loan Parties to the Lender on or prior to the Effective Date and as may be supplemented from time to time thereafter.

                  "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                  1.02 Accounting Terms and Determinations. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender hereunder shall be prepared, in accordance with GAAP.

                  Section 2. Loans, Note and Prepayments.

                  2.01 Loans.

                  (a) Subject to fulfillment of the conditions precedent set forth in Sections 5.01 and 5.02 hereof, and provided that no Default shall have occurred and be continuing hereunder, the Lender agrees from time to time, on the terms and conditions of this Loan Agreement, to make loans (individually, a "Committed Loan"; collectively, the "Committed Loans") to the Borrowers in Dollars, from and including the Effective Date to and including the Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the Available Committed Loan Amount as in effect from time to time.

                  (b) In addition to the foregoing, the Lender may from time to time in its sole discretion, on the terms and conditions of this Loan Agreement, make loans (individually, an "Uncommitted Loan"; collectively, the "Uncommitted Loans") to the Borrowers in Dollars during the period from and including the Effective Date to and including the Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the Available Loan Amount as in effect from time to time.

                  (c) In determining whether Loans outstanding are Committed Loans or Uncommitted Loans, such Loans shall first be deemed Committed Loans up to the Available Committed Loan Amount, and then the remainder shall be deemed Uncommitted Loans.

                  (d) Subject to the terms and conditions of this Loan Agreement, during such period the Borrower may borrow, repay and reborrow hereunder.

                  (e) In no event shall a Loan be made when any Default or Event of Default has occurred and is continuing.

                  2.02  Notes.

                  (a) The Loans made by the Lender shall be evidenced by a single promissory note of the Borrowers substantially in the form of Exhibit A hereto (the "Note"), dated the date hereof, payable to the Lender in a principal amount equal to the amount of the Maximum Credit as originally in effect and otherwise duly completed. The Lender shall have the right to have its Note subdivided, by exchange for promissory notes of lesser denominations or otherwise.

                  (b) The date, amount, interest rate, and whether such Loan is a Committed Loan or Uncommitted Loan made by the Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of the Note, endorsed by the Lender on the schedule attached to the Note or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing hereunder or under the Note in respect of the Loans.

                  2.03 Procedure for Borrowing.

                  (a) The Borrowers may request a borrowing hereunder, on any Business Day during the period from and including the Effective Date to and including the Termination Date, by delivering to the Lender, with a copy to the Trustee, an irrevocable written request for borrowing, substantially in the form of Exhibit D attached hereto (a "Request for Borrowing"), which request must be received by the Lender prior to 4:00 p.m., New York City time, one day prior to the requested Funding Date. Such request for borrowing shall (i) attach a schedule identifying the Eligible Mortgage Loans that the applicable Borrower proposes to pledge to the Lender and to be included in the Borrowing Base in connection with such borrowing, (ii) specify the requested Funding Date, (iii) include a Mortgage Loan Tape containing information with respect to the Eligible Mortgage Loans that the applicable Borrower proposes to pledge to the Lender and to be included in the Borrowing Base in connection with such borrowing, and (iv) attach an officer's certificate signed by a Responsible Officer of the respective Borrower as required by Section 5.02(b) hereof.

                  (b) Upon any Borrower's Request for Borrowing (which, for purposes hereof shall be deemed a request by all of the Borrowers hereunder) pursuant to Section 2.03(a), the Lender shall, assuming all conditions precedent set forth in Section 5.01 and 5.02 have been met and provided no Default shall have occurred and be continuing, make a Committed Loan on the requested Funding Date, on the terms and conditions of this Loan Agreement, to the Borrowers in Dollars, from and including the Effective Date to and including the Termination Date, in an aggregate principal amount up to but not exceeding the Available Committed Loan Amount as in effect from time to time.

                  (c) In addition to the foregoing, upon any Borrower's Request for Borrowing (which, for purposes hereof shall be deemed a request by all of the Borrowers hereunder) pursuant to Section 2.03(a), the Lender may at its sole option, assuming all conditions precedent set forth in Section 5.01 and 5.02 have been met and provided no Default shall have occurred and be continuing, make an Uncommitted Loan to the Borrowers in Dollars on the requested Funding Date, during the period from and including the Effective Date to and including the Termination Date, on the requested Funding Date, in an aggregate principal amount up to but not exceeding the Available Loan Amount.

                  (d) No later than 4:00 p.m., New York City time, one day prior to the requested Funding Date, the Borrower shall deliver to the Trustee the Mortgage File pertaining to each Eligible Mortgage Loan to be pledged to the Lender. Not later than 12:00 noon, New York City time, on the requested Funding Date, the Trustee shall issue and deliver the relevant Pledged Certificate to the Lender, to be included in the Borrowing Base on such requested Funding Date, in accordance with the terms and conditions of the Pooling and Servicing Agreement.

                  (e) Pursuant to the Pooling and Servicing Agreement, the Trustee shall deliver to the Lender and the Borrowers, by no later than 3:00 p.m. New York City time on a Funding Date, a Mortgage Loan Schedule and Collateral Report in respect of all Mortgage Loans pledged to the Lender on such Funding Date. Subject to Section 5 hereof, such borrowing will then be made available to the Borrowers by the Lender transferring, via wire transfer, in the aggregate amount of such borrowing in funds immediately available pursuant to Wire Instructions set forth in the Request for Borrowing.

                  2.04 Limitation on Types of Loans; Illegality. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Eurodollar Base Rate:

                  (a) the Lender determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Loans as provided herein; or

                  (b) the Lender determines, which determination shall be conclusive, that the relevant rate of interest referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof upon the basis of which the rate of interest for Loans is to be determined is not likely adequately to cover the cost to the Lender of making or maintaining Loans; or

                  (c) it becomes unlawful for the Lender to honor its obligation to make or maintain Loans hereunder using a Eurodollar Rate;

                  then the Lender shall give the Borrowers prompt notice thereof and, so long as such condition remains in effect, the Lender shall be under no obligation to make additional Loans, and the Borrowers shall, at their option, within 5 Business Days following receipt of such notice either prepay, without penalty or premium, all such Loans as may be outstanding or pay interest on such Loans at a rate per annum equal to the Federal Funds Rate plus 1%.

                  2.05 Repayment of Loans; Interest.

                  (a) The Borrowers hereby promise to repay in full on the Termination Date the then aggregate outstanding principal amount of the Loans.

                  (b) The Borrowers hereby promise to pay to the Lender interest on the unpaid principal amount of each Loan for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at a rate per annum equal to the Eurodollar Rate plus the Applicable Margin. Notwithstanding the foregoing, the Borrowers hereby promise to pay to the Lender interest at the applicable Post-Default Rate on any principal of any Loan and on any other amount payable by the Borrower hereunder or under the Note that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on each Loan shall be payable monthly in arrears on the first Business Day of each month and on the date such Loan shall be repaid in full, except that interest payable at the Post-Default Rate shall accrue daily and shall be payable upon such accrual. Promptly after the determination of any interest rate provided for herein or any change therein, the Lender shall give notice thereof to the Borrowers.

                  (c) Following each Funding Date and from time to time (as further described in Section 11.15 hereof) the Lender shall have the right to perform a Due Diligence Review with respect to any or all of the Mortgage Loans. In the event that the Lender discovers any discrepancy between the information set forth on the Mortgage Loan Tape and the information discovered as a result of the Lender's Due Diligence Review, in all cases, based upon the Underwriting Guidelines and the Borrower's credit classification criteria (in each case, a "Discrepancy"), then the Lender shall give notice thereof to the applicable Borrower and such Borrower shall promptly correct the information set forth on the related Mortgage Loan Tape. In the event that any Discrepancy affects the classification of a Mortgage Loan (in each case, a "Misclassified Mortgage Loan"), then such Mortgage Loan shall be re-classified.

                  (d) It is understood and agreed that, unless and until an Event of Default shall have occurred and be continuing and Lender shall have exercised its remedies under Section 9(a) hereof, the Borrower shall be entitled to the proceeds of the Collateral pledged to the Lender hereunder.

                  2.06 Mandatory Prepayments or Pledge.

                  If at any time the aggregate outstanding principal amount of Loans exceeds the Borrowing Base (a "Borrowing Base Deficiency"), as determined by the Lender and notified to the Borrowers on any Business Day, the Borrowers shall no later than one Business Day after receipt of such notice, either prepay the Loans in part or in whole, without penalty or premium, or include additional Eligible Mortgage Loans in the trust represented by the Pledged Certificate and pledge such additional Eligible Mortgage Loans (which Collateral shall be in all respects acceptable to the Lender) to the Lender, such that after giving effect to such prepayment or pledge the aggregate outstanding principal amount of the Loans does not exceed the Borrowing Base.

                  2.07 Optional Prepayments.

                  The Borrowers may prepay the Loans, without penalty or premium, on any date. Any amounts prepaid shall be applied to repay the outstanding principal amount of the Loan or Loans specified by the Borrowers (together with accrued interest thereon) until paid in full. Amounts repaid may be reborrowed in accordance with the terms of this Loan Agreement. If such Borrower intends to prepay a Loan in whole or in part, such Borrower shall give one (1) Business Day's prior written notice thereof to the Lender. If such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid.

                  2.08 Release of Excess Collateral .

                  On any day on which the Borrowing Base exceeds the aggregate outstanding principal amount of the Loans, so long as no Default or Event of Default has occurred and is continuing:

                  (a) The Borrower may prepare a Request for Release of Mortgage Loans in the form of Exhibit K to the Pooling and Servicing Agreement ("Notice of Release of Pledge"), specifying (1) the Eligible Mortgage Loans to be released and the requested release date, (2) the Borrowing Base with respect to such Eligible Mortgage Loans pledged hereunder, (3) the remaining Borrowing Base after giving effect to the release of the Eligible Mortgage Loans to be released, (4) the unpaid principal balance of the Loans, and (5) a certification from the Borrower that, upon release of the Eligible Mortgage Loans to be released, the Borrowing Base would be equal to or greater than the unpaid principal balance of the Loans.

                  (b) The Borrower shall transmit the Notice of Release of Pledge by facsimile transmission to the Lender. Upon confirming that the Notice of Release of Pledge correctly reflects the information set forth in Section 2.08(a) and that, after giving effect to the requested release the amount of the Borrowing Base would be equal to or greater than the unpaid principal balance of the Loans, the Lender shall countersign the Notice of Release of Pledge and transmit the countersigned Notice of Release of Pledge to the Trustee. In the event that the Lender's assessment of the Borrowing Base would alter the information set forth in any Request for Release, the Lender shall promptly notify the Borrower in writing of such assessment.

                  (c) Upon receipt of the countersigned Notice of Release of Pledge and upon approval of the Notice of Release of Pledge by the Lender, the Trustee shall take the actions set forth in the Pooling and Servicing Agreement with respect to the Eligible Mortgage Loan to be released.

                  (d) The Lender shall not be obligated to countersign a Notice of Release of Pledge (i) which the Lender reasonably determines is based on erroneous information or would result in a release of Collateral other than in accordance with the terms of this Loan Agreement, or (ii) which does not reflect the Lender's current determination of Market Value.

                  Section 3. Payments; Computations; Etc.

                  3.01 Payments.

                  (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrowers under this Loan Agreement and the Note shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at the following account maintained by the Lender: Account No. 40615114, For the A/C of MSMCI, Citibank, N.A., ABA# 021000089, not later than 3:00 p.m., New York City time, on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Each Borrower acknowledges that it has no rights of withdrawal from the foregoing account.

                  (b) Except to the extent otherwise expressly provided herein, if the due date of any payment under this Loan Agreement or the Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

                  3.02 Computations. Interest on the Loans shall be computed on the basis of a 360-day year for the actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

                  3.03 U.S. Taxes.

                  (a) The Borrowers agree to pay to the Lender such additional amounts as are necessary in order that the net payment of any amount due to the Lender hereunder after deduction for or withholding in respect of any U.S. Tax (as defined below) imposed with respect to such payment (or in lieu thereof, payment of such U.S. Tax by the Lender), will not be less than the amount stated herein to be then due and payable; provided that the foregoing obligation to pay such additional amounts shall not apply:

                  (i) to any payment to the Lender hereunder unless the Lender is entitled to submit a Form 1001 (relating to the Lender and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or Form 4224 (relating to all interest to be received by the Lender hereunder in respect of the Loans), or

                  (ii) to any U.S. Tax imposed solely by reason of the failure by the Lender to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of the Lender if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Tax.

For the purposes of this Section 3.03, (x) "Form 1001" shall mean Form 1001 (Ownership, Exemption, or Reduced Rate Certificate) of the Department of the Treasury of the United States of America, (y) "Form 4224" shall mean Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America (or in relation to either such Form such successor and related form as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a claim to which such Form relates), and (z) "U.S. Taxes" shall mean any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein.

                  (b) Within 30 days after paying any such amount to the Lender, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, the Borrowers shall deliver to the Lender evidence satisfactory to the Lender of such deduction, withholding or payment (as the case may be).

                  (c) The Lender represents and warrants to the Borrowers that on the date hereof the Lender is either incorporated under the laws of the United States or a State thereof or is entitled to submit a Form 1001 (relating to the Lender and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or Form 4224 (relating to all interest to be received by the Lender hereunder in respect of the Loans).

                  Section 4. Collateral Security.

                  4.01 Collateral; Security Interest.

                  (a) Pursuant to the Pooling and Servicing Agreement, the Trustee shall hold the Mortgage Loan Documents delivered to the Trustee as exclusive bailee and agent for the Lender pursuant to terms of the Pooling and Servicing Agreement and shall deliver to the Lender Pledged Certificates, each to the effect that it has reviewed such Mortgage Loan Documents in the manner and to the extent required by the Pooling and Servicing Agreement and identifying any deficiencies in such Mortgage Loan Documents for the Mortgage Loans identified in the Mortgage Loan Schedule and Collateral Report (in the form of Exhibit I to the Pooling and Servicing Agreement) as so reviewed.

                  (b) All of each Borrowers' right, title and interest in, to and under each of the following items of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, is hereinafter referred to as the "Collateral":

                  (i) all Mortgage Loans;

                  (ii) all Mortgage Loan Documents, including without limitation all promissory notes, and all Servicing Records (as defined in Section 11.14(b) below), servicing agreements and any other collateral pledged or otherwise relating to such Mortgage Loans, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, computer storage media, accounting records and other books and records relating thereto;

                  (iii) all mortgage guaranties and insurance (issued by governmental agencies or otherwise) and any mortgage insurance certificate or other document evidencing such mortgage guaranties or insurance relating to any Mortgage Loan and all claims and payments thereunder;

                  (iv) all other insurance policies and insurance proceeds relating to any Mortgage Loan or the related Mortgaged Property;

                  (v) all purchase agreements or other agreements or contracts, (other than Interest Rate Protection Agreements, which are expressly excluded herefrom) and the rights relating to, constituting, or otherwise governing, any or all of the foregoing to the extent they relate to the Mortgage Loans, including the right to receive principal and interest payments and the right to enforce such payments;

                  (vi) all Collection Accounts and any funds on deposit in Collection Accounts to the extent such funds represent proceeds from the Mortgage Loans (as defined in the Pooling and Servicing Agreement), if any;

                  (vii) all Pledged Certificates evidencing any or all of the Mortgage Loans;

                  (viii) the Pooling and Servicing Agreement as it relates to or constitutes any or all of the foregoing;

                  (ix) all "general intangibles", "accounts", and "chattel paper" as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing;

                  (x) any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

                  (c) Each Borrower hereby assigns, pledges and grants a security interest in all of its right, title and interest in, to and under the Collateral to the Lender, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, to secure the repayment of principal of and interest on all Loans and all other amounts owing by the Borrowers to the Lender hereunder, under the Note and under the other Loan Documents and the Transactions entered into under the Repurchase Documents (collectively, the "Secured Obligations"). Each Borrower agrees to mark its computer records and tapes to evidence the interests granted to the Lender hereunder.

                  4.02 Further Documentation. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrowers, the Borrowers will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Loan Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. Each Borrower also hereby authorizes the Lender to file any such financing or continuation statement without the signature of such Borrower to the extent permitted by applicable law provided that the Lender shall promptly provide a copy thereof to the Borrowers. A carbon, photographic or other reproduction of this Loan Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

                  4.03 Changes in Locations, Name, etc. No Borrower shall (i) change the location of its chief executive office/chief place of business from that specified in Section 6 hereof or (ii) change its name, identity or corporate structure (or the equivalent) or change the location where it maintains its records with respect to the Collateral unless it shall have given the Lender at least 30 days prior written notice thereof and shall have delivered to the Lender all Uniform Commercial Code financing statements and amendments thereto as the Lender shall request and taken all other actions deemed reasonably necessary by the Lender to continue its perfected status in the Collateral with the same or better priority.

                  4.04. Lender's Appointment as Attorney-in-Fact.

                  (a) Each Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Borrower and in the name of such Borrower or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Loan Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be reasonably necessary or desirable to accomplish the purposes of this Loan Agreement, and, without limiting the generality of the foregoing, each Borrower hereby gives the Lender the power and right, on behalf of each Borrower, as applicable, without assent by, but with notice to, such Borrower, if an Event of Default shall have occurred and be continuing, to do the following:

                  (i) in the name of such Borrower, or in its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Collateral whenever payable;

                  (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral;

                  (iii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against such Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option and such Borrower's expense, at any time, and from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's Liens thereon and to effect the intent of this Loan Agreement, all as fully and effectively as such Borrower might do; and

                  (iv) to direct the actions of the Trustee with respect to the Collateral under the Pooling and Servicing Agreement.

The Borrowers hereby ratify all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                  (b) The Borrowers also authorize the Lender, if an Event of Default shall have occurred and be continuing, from time to time, to execute, in connection with any sale provided for in Section 4.07 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                  (c) The powers conferred on the Lender are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, or employees shall be responsible to the Borrowers for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

                  4.05. Performance by Lender of Borrowers' Obligations. If any Borrower fails to perform or comply with any of its agreements contained in the Loan Documents and the Lender may itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of the Lender incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Post-Default Rate, shall be payable by the Borrowers to the Lender on demand and shall constitute Secured Obligations.

                  4.06. Proceeds. If an Event of Default shall occur and be continuing, (a) all proceeds of Collateral received by any Borrower consisting of cash, checks and other near-cash items shall be held by such Borrower in trust for the Lender, segregated from other funds of such Borrower, and shall forthwith upon receipt by such Borrower be turned over to the Lender in the exact form received by such Borrower (duly endorsed by such Borrower to the Lender, if required) and (b) any and all such proceeds received by the Lender (whether from a Borrower or otherwise) may, in the sole discretion of the Lender, be held by the Lender as collateral security for, and/or then or at any time thereafter may be applied by the Lender against, the Secured Obligations (whether matured or unmatured), such application to be in such order as the Lender shall elect. Any balance of such proceeds remaining after the Secured Obligations shall have been paid in full and this Loan Agreement shall have been terminated shall be paid promptly over to the Borrowers or to whomsoever may be lawfully entitled to receive the same. For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, condemnation awards, sale proceeds, real estate owned rents and any other income and all other amounts received with respect to the Collateral.

                  4.07. Remedies. If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Loan Agreement and in the Pooling and Servicing Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Lender without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrowers or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrowers, which right or equity is hereby waived or released. The Borrowers further agree, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at the Borrowers' premises or elsewhere. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including without limitation reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required or permitted by any provision of law, including without limitation Section 9-504(1)(c) of the Uniform Commercial Code, need the Lender account for the surplus, if any, to the Borrowers. To the extent permitted by applicable law, the Borrowers waive all claims, damages and demands they may acquire against the Lender arising out of the exercise by the Lender of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of the Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrowers shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to Section 2.05(b) hereof) if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

                  4.08. Limitation on Duties Regarding Preservation of Collateral. The Lender's duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of its directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Borrower or otherwise.

                  4.09. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

                  4.10 Release of Security Interest.

                  (a) Upon termination of this Loan Agreement and repayment to the Lender of all Secured Obligations and the performance of all obligations under the Loan Documents the Lender shall release its security interest in any remaining Collateral.

                  (b) So long as no Event of Default has occurred and is continuing, the Borrower may, subject to the Pooling and Servicing Agreement, and subject to Section 2.08 hereof, request the release of one or more Eligible Mortgage Loans constituting Collateral pursuant to a Notice of Release of Pledge.

                  Section 5. Conditions Precedent.

                  5.01 Initial Loan. The obligation of the Lender to make its initial Loan hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Loan, of the condition precedent that the Lender shall have received all of the following documents, each of which shall be satisfactory to the Lender and its counsel in form and substance:

                  (a) The following Loan Documents delivered to the Lender:

                           (i) Loan Agreement, duly completed and executed by the parties thereto. In addition, the Borrowers shall have taken such other action as the Lender shall have requested in order to perfect the security interests created pursuant to this Loan Agreement, including execution of UCC-1 and UCC-3 financing statements in form and substance satisfactory to the Lender.

                           (ii) Note, duly completed and executed by the parties thereto.

                           (iii) Amendment #1 to the Pooling and Servicing Agreement, duly completed and executed by the parties thereto.

                           (iv) Affiliate Guaranty, duly completed and executed by the Guarantor.

                  (b) Officer's Certificate. An officer's certificate in the form attached hereto as Exhibit F certifying that the Pooling and Servicing Agreement dated as of May 1, 1997 among Bankers Trust Company of California, N.A., as Trustee, Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer and the remaining Borrowers, has not been modified or amended, other than as amended by Amendment # 1 to the Pooling and Servicing Agreement, and remains in full force and effect as of the date hereof.

                  (c) Repurchase Documents. The Repurchase Agreement between Advanta National Bank (as Seller thereunder), Borrowers (as Pledgors thereunder) and Lender (as Buyer thereunder), duly executed, with all required documents thereunder delivered to Lender.

                  (d) Organizational Documents. A good standing certificate and certified copies of the charter and by-laws (or equivalent documents) of each Borrower and of all corporate or other authority for each Borrower with respect to the execution, delivery and performance of the Loan Documents and each other document to be delivered by each Borrower from time to time in connection herewith (and the Lender may conclusively rely on such certificate until it receives notice in writing from each Borrower to the contrary);

                  (e) Legal Opinion. A legal opinion of counsel to the Borrowers and Guarantor, substantially in the form attached hereto as Exhibit C;

                  (f) Underwriting Guidelines. A copy of Borrowers' current Underwriting Guidelines, and any material changes to the Underwriting Guidelines made since the Underwriting Guidelines were last delivered to Lender.

                  (g) Other Documents. Such other documents as the Lender may reasonably request.

                  In addition, it shall be a further condition precedent to the funding of the initial Loan that the Lender shall have received from the Borrower full and final payment of all fees, disbursements, and expenses of Lender's counsel incurred in connection with consummation of this loan facility (the "Legal Fees"), on or before the date hereof, by wire transfer to the Lender's account as set forth in Section 3.01. However, if the initial Funding Date is the same date as the date hereof, payment of the Legal Fees shall be made by deduction of such Legal Fees from the Loan proceeds disbursed by the Lender to the Borrower on such Funding Date.

                  5.02 Initial and Subsequent Loans. The making of each Loan to the Borrowers (including the initial Loan) on any Business Day is subject to the satisfaction of the following further conditions precedent, both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof:

                  (a) no Default or Event of Default shall have occurred and be continuing under the Loan Documents;

                  (b) both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof, the representations and warranties made by the Borrowers in Section 6 hereof, and elsewhere in each of the Loan Documents, shall be true and complete on and as of the date of the making of such Loan in all material respects (in the case of the representations and warranties in Section 6.10 and Schedule 1, solely with respect to Mortgage Loans included in the Borrowing Base) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). The Lender shall have received an officer's certificate signed by a Responsible Officer of each Borrower certifying as to the truth and accuracy of the above, which certificate shall specifically include a statement that such Borrower is in compliance in all material respects with all governmental licenses and authorizations and is qualified to do business and in good standing in all required jurisdictions except where the failure to be in such compliance or so qualified would not have a Material Adverse Effect.

                  (c) the aggregate outstanding principal amount of the Loans shall not exceed the Borrowing Base;

                  (d) subject to the Lender's right to perform one or more Due Diligence Reviews pursuant to Section 11.15 hereof, the Lender shall have completed its due diligence review of the Mortgage Loan Documents for each Loan and such other documents, records, agreements, instruments, mortgaged properties or information relating to such Loans as the Lender in its sole discretion deems appropriate to review and such review shall be satisfactory to the Lender in its sole discretion;

                  (e) the Lender shall have received from the Trustee a Mortgage Loan Schedule and Collateral Report with exceptions acceptable to the Lender in its sole discretion in respect of Eligible Mortgage Loans to be pledged hereunder on such Business Day;

                  (f) the Lender shall have received duly authenticated Pledged Certificates representing the related pledged Mortgage Loans;

                  (g) the Trustee shall have received a Pledge Notice substantially in the form provided in the Pooling and Servicing Agreement (a copy of which shall be delivered to the Lender);

                  (h) none of the following shall have occurred and/or be continuing:

                  (i) an event or events shall have occurred resulting in the effective absence of a "repo market" or comparable "lending market" for financing debt obligations secured by mortgage loans or securities for a period of (or reasonably expected to be) at least 30 consecutive days or an event or events shall have occurred resulting in the Lender not being able to finance any Loans through the "repo market" or "lending market" with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events, provided that the Lender shall notify the Borrowers promptly upon the occurrence of any such event, provided further that this Section 5.02(g)(i) shall not take effect until 5 Business Days after such notice; or

                  (ii) an event or events shall have occurred resulting in the effective absence of a "securities market" for securities backed by mortgage loans for a period of (or reasonably expected to be) at least 30 consecutive days or an event or events shall have occurred resulting in the Lender not being able to sell securities backed by mortgage loans at prices which would have been reasonable prior to such event or events, provided that the Lender shall notify the Borrowers promptly upon the occurrence of any such event, provided further that this
         Section 5.02(g)(ii) shall not take effect until 5 Business Days after such notice.

Each request for a borrowing by the Borrowers hereunder shall constitute a certification by the Borrowers that all the conditions set forth in this Section
5.02 have been satisfied (both as of the date of such notice, request or confirmation and as of the date of such borrowing).

                  Section 6. Representations and Warranties. The Borrowers represent and warrant to the Lender that throughout the term of this Loan
Agreement:

                  6.01 Existence. Each Loan Party (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a material adverse effect on its Property, business or financial condition taken as a whole; and (c) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where the failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a material adverse effect on its Property, business or financial condition taken as a whole.

                  6.02 Financial Condition. Guarantor has heretofore furnished to the Lender a copy of (a) its consolidated balance sheet and the consolidated balance sheets of its consolidated Subsidiaries for the fiscal year of the Guarantor ended December 31, 1997, and the related consolidated statements of income and retained earnings and of cash flows for the Guarantor and its consolidated Subsidiaries for such fiscal year, with the opinion thereon of Arthur Andersen LLP. All such financial statements are complete and correct and fairly present, in all material respects, the consolidated financial condition of the Guarantor and its Subsidiaries and the consolidated results of their operations as at such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis except, in the case of interim financial statements, for the absence of footnotes and subject to year-end adjustments. Since March 31, 1998, there has been no material adverse change in the consolidated business, operations or financial condition of the Guarantor and its consolidated Subsidiaries taken as a whole from that set forth in said financial statements.

                  6.03 Litigation. Except as (1) previously disclosed to Lender prior to the date of this Loan Agreement or (2) disclosed and approved in writing by the Lender, there are no actions, suits, arbitrations, investigations or proceedings pending or, to the Borrowers' knowledge, threatened against any Loan Party or any of their Subsidiaries or affecting any of the Property of any of them before any Governmental Authority (i) as to which individually or in the aggregate there is a reasonable likelihood of an adverse decision which would be reasonably likely to have a material adverse effect on the Property, business or financial condition of any Loan Party, or (ii) which questions the validity or enforceability of any of the Loan Documents or any action to be taken in connection with the transactions contemplated hereby.

                  6.04 No Breach. Neither (a) the execution and delivery of the applicable Loan Documents nor (b) the consummation of the transactions therein contemplated in compliance with the terms and provisions thereof will conflict with or result in a breach of the charter or by-laws of any Loan Party, or any applicable law, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, or any Servicing Agreement or other material agreement or instrument to which any Loan Party or any of their Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such material agreement or instrument which breach or conflict will have a Material Adverse Effect or result in the creation or imposition of any Lien (except for the Liens created pursuant to this Loan Agreement) upon any Property of any Loan Party, or any of their Subsidiaries pursuant to the terms of any such agreement or instrument.

                  6.05 Action. Each of the Loan Parties has all necessary corporate or other power, authority and legal right to execute, deliver and perform its obligations under each of the applicable Loan Documents; the execution, delivery and performance by such Loan Party of each of the applicable Loan Documents have been duly authorized by all necessary corporate or other action on its part; and each Loan Document has been duly and validly executed and delivered by the applicable Loan Party, and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms except as may be limited by applicable bankruptcy, moratorium or other laws affecting creditors' rights generally and by general principles of equity.

                  6.06 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any securities exchange are necessary for the execution, delivery or performance by any Loan Party of the applicable Loan Documents or for the legality, validity or enforceability thereof, except for filings and recordings in respect of the Liens created pursuant to the Loan Documents.

                  6.07 Margin Regulations. Neither the making of any Loan hereunder, nor the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation G, T, U or X.

                  6.08 Taxes. The Guarantor and its Subsidiaries have filed all Federal income tax returns and all other material tax returns that are required to be filed by it, which tax returns represent all Federal income tax returns and all other material tax returns that are required to be filed by the Guarantor and its Subsidiaries, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by it or any of its Subsidiaries, except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Guarantor and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Borrowers, adequate.

                  6.09 Investment Company Act. No Loan Party or Subsidiary thereof is an "investment company", or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  6.10 Collateral; Collateral Security.

                  (a) The Borrowers have not assigned, pledged, or otherwise conveyed or encumbered any Pledged Certificate or Mortgage Loan to any other Person, and immediately prior to the transfer of such Pledged Certificate or Mortgage Loan to the Lender, the applicable Borrower was the sole owner of such Pledged Certificate or Mortgage Loan and had good and marketable title thereto, free and clear of all Liens (other than the interest of the Trustee pursuant to the Pooling and Servicing Agreement), in each case except for Liens to be released simultaneously with the Liens granted in favor of the Lender hereunder. No Pledged Certificate or Mortgage Loan pledged to the Lender hereunder was acquired by the applicable Borrower from an Affiliate of the applicable Borrower (other than another Borrower).

                  (b) The provisions of this Loan Agreement are effective to create in favor of the Lender a valid security interest in all right, title and interest of each Borrower in, to and under the Collateral.

                  (c) Upon receipt by (i) the Lender of each Pledged Certificate issued in Lender's name and (ii) the Trustee of each Mortgage Note, endorsed as prescribed in the Pooling and Servicing Agreement by a duly authorized officer of the applicable Borrower, and the related Pledge Notice (as defined in the Pooling and Servicing Agreement) the Lender shall have a fully perfected first priority security interest in, respectively, the applicable Pledged Certificate, and in the related Mortgage Note and in such Borrower's interest in the related Mortgaged Property.

                  (d) The Form UCC-1 filing statements, previously filed on the dates indicated in Schedule 2 of Exhibit C attached hereto, naming the Lender as "Secured Party", the Borrowers as "Debtor" and describing the Collateral, filed in the jurisdictions and recording offices listed on Schedule 2 of Exhibit C attached hereto, have fully perfected the security interests granted hereunder in the Collateral to the extent such security interests can be perfected by the filing of such Form UCC-1 filing statements, as of the date of their filing, under the Uniform Commercial Code in all right, title and interest of the Borrowers in, to and under such Collateral, which security interests continue to be perfected thereto.

                  6.11 Chief Executive Office. The chief executive offices of the Guarantor and each Borrower (other than Advanta Finance Corp) on the Effective Date is located at Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania 19477; Advanta Finance Corp.'s chief executive office is located at 16875 West Bernardo Drive, San Diego, California 92127; and Advanta National Bank's chief executive office on the Effective Date is One Righter Parkway, Wilmington DE 19803.

                  6.12 Location of Books and Records. The location where each Loan Party keeps its books and records is its chief executive office. All servicing records, including all computer tapes and records relating to the Collateral, are kept at 16875 West Bernardo Drive, San Diego, California 92127.

                  6.13 Hedging. The Loan Parties have entered into Interest Rate Protection Agreements, having a notional amount not less than 70% of the aggregate unpaid principal amount of the fixed-rate Mortgage Loans.

                  6.14 True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of each Loan Party to the Lender in connection with the negotiation, preparation or delivery of the Loan Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of each Loan Party to the Lender in connection with this Loan Agreement and the other Loan Documents and the transactions contemplated hereby and thereby will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified.

                  6.15 ERISA. Each Plan to which any Loan Party or any of their Subsidiaries make direct contributions, and, to the knowledge of the Borrowers, each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law. To any Borrowers' knowledge, no event or condition has occurred and is continuing as to which a Loan Party would be under an obligation to furnish a report to the Lender under Section 7.01(d) hereof.

                  6.16 Pledged Certificates. Borrower represents and warrants to Lender with respect to each Pledged Certificate, that (a) such Pledged Certificate is registered in the name of Lender, (b) immediately prior to the transfer to the Lender of the interest represented by such Pledged Certificate, such interest is owned by a Borrower free from all liens and encumbrances, (c) prior to or concurrently with such transfer to the Lender of the interest represented by such Pledged Certificate shall have been issued in the name of and delivered to the Lender, (d) such Pledged Certificate represents a 100% ownership interest in the Eligible Mortgage Loans referenced therein, (e) the Eligible Mortgage Loans referenced in such Pass-Through Certificate or Pledged Certificate are being held by the Trustee for the benefit of the holder of such Pledged Certificate, (f) each Borrower has notified the Trustee or other registrar issuing such Pledged Certificate that Lender is the holder of such Pledged Certificate for all purposes and (g) all representations and warranties set forth in Part II of Schedule 1 are true and correct.

                  Section 7. Covenants of the Borrowers. Each Borrower covenants and agrees with the Lender that, so long as any Loan is outstanding and until payment in full of all Secured Obligations:

                  7.01 Financial Statements. Borrowers shall deliver to the
Lender:

                  (a) as soon as available and in any event within 60 days after the end of each of the first three quarterly fiscal periods of each fiscal year of Guarantor, the unaudited consolidated balance sheets of Guarantor and its consolidated Subsidiaries as at the end of such period and the related unaudited consolidated statements of income and retained earnings and of cash flows for Guarantor and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, accompanied by a certificate of a Responsible Officer of Guarantor, which certificate shall state that said consolidated financial statements fairly present in all material respects the consolidated financial condition and results of operations of Guarantor and its consolidated Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (except for the absence of footnotes thereto and subject to normal year-end audit adjustments);

                  (b) as soon as available and in any event within 95 days after the end of each fiscal year of Guarantor, the consolidated balance sheets of Guarantor and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for Guarantor and its consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of Guarantor and its consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default or Event of Default;

                  (c) from time to time such other information regarding the financial condition, operations, or business of the Loan Parties as the Lender may reasonably request; and

                  (d) as soon as reasonably possible, and in any event within thirty (30) days after a Responsible Officer of the Guarantor knows, or with respect to any Plan or Multiemployer Plan to which the Guarantor or any of its Subsidiaries makes direct contributions, has reason to believe, that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of the Guarantor setting forth details respecting such event or condition and the action, if any, that the Guarantor or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Guarantor or an ERISA Affiliate with respect to such event or condition):

                           (i) any reportable event, as defined in Section
                  4043(c) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including without limitation the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

                           (ii) the distribution under Section 4041(c) of ERISA
                  of a notice of intent to terminate any Plan or any action taken by such Loan Party or an ERISA Affiliate to terminate any Plan;

                           (iii) the institution by PBGC of proceedings under
                  Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by such Loan Party or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                           (iv) the complete or partial withdrawal from a
                  Multiemployer Plan by the Guarantor or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) that would have a Material Adverse Effect or the receipt by the Guarantor or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                           (v) the institution of a proceeding by a fiduciary of
                  any Multiemployer Plan against the Guarantor or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

                           (vi) the adoption of an amendment to any Plan that,
                  pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Guarantor or an ERISA Affiliate fails to provide timely security to such Plan in accordance with the provisions of said Sections.

Each Loan Party will furnish to the Lender, at the time the Borrowers furnish each set of financial statements of the Guarantor pursuant to paragraphs (a) and
(b) above, a certificate of a Responsible Officer of such Loan Party to the effect that, to the best of such Responsible Officer's knowledge, such Loan Party during such fiscal period or year has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in this Loan Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate (and, if any Default or Event of Default has occurred and is continuing, describing the same in reasonable detail and describing the action such Loan Party has taken or proposes to take with respect thereto).

                  7.02 Litigation. The Loan Parties will promptly, and in any event within 10 days after service of process on any of the following, give to the Lender notice of all legal or arbitrable proceedings affecting any Loan Party, the Master Servicer or any of their Subsidiaries that questions or challenges the validity or enforceability of any of the Loan Documents or as to which there is a reasonable likelihood of adverse determination which would result in a Material Adverse Effect.

                  7.03 Existence, etc. Each Loan Party will:

                  (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises necessary for the operation of its business (provided that nothing in this Section 7.03(a) shall prohibit any transaction expressly permitted under
         Section 7.04 hereof);

                  (b) comply with the requirements of all applicable laws, rules, regulations and orders of Governmental Authorities (including, without limitation, all environmental laws) if failure to comply with such requirements would be reasonably likely (either individually or in the aggregate) to have a material adverse effect on its Property, business or financial condition;

                  (c) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied;

                  (d) not move its chief executive office from the address referred to in Section 6.11 unless it shall have provided the Lender 30 days' prior written notice of such change;

                  (e) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; and

                  (f) permit representatives of the Lender, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Lender.

                  7.04 Prohibition of Fundamental Changes. Other than the asset sales completed and disclosed to the Lender prior to the date of this Loan Agreement, no Loan Party shall engage in any Restricted Transaction while there is any amount outstanding under the Loan Documents; provided, that a Loan Party may merge or consolidate with (a) any wholly owned direct or indirect subsidiary of Advanta Corp., or (b) any other Person if such Loan Party is the surviving corporation; and provided further, that if after giving effect thereto, no Default or Event of Default would exist under any Loan Document. If any Loan Party has entered into a Restricted Transaction when there was no amount outstanding under the Loans, the Borrowers must give the Lender notice and such details as the Lender may request about the Restricted Transaction(s) at least ten (10) days prior to any Request for Borrowing. The Lender may, in its sole discretion, cancel its commitment to lend hereunder and terminate this Loan Agreement and the other Loan Documents without liability, based on its assessment of the effect of such Restricted Transaction(s).

                  7.05 Borrowing Base Deficiency. If at any time there exists a Borrowing Base

Deficiency the Borrowers shall cure same in accordance with Section 2.06 hereof.

                  7.06 Notices. The Borrowers shall give notice to the Lender:

                  (a) promptly upon receipt of notice or knowledge of the occurrence of any Default or Event of Default;

                  (b) with respect to any Mortgage Loan pledged to the Lender hereunder, on a monthly basis, upon receipt of any principal prepayment (in full or partial) of such pledged Mortgage Loan;

                  (c) with respect to any Mortgage Loan pledged to the Lender hereunder, on a monthly basis, promptly upon receipt of notice or knowledge that the underlying Mortgaged Property has been damaged by waste, fire, earthquake or earth movement, flood, tornado or other casualty, or otherwise damaged so as to affect adversely the Collateral Value of such pledged Mortgage Loan; and

                  (d) promptly upon receipt of notice or knowledge of (i) any default related to any Collateral, (ii) any Lien or security interest (other than security interests created hereby or by the other Loan Documents) on, or claim asserted against, any of the Collateral or
         (iii) any event or change in circumstances which could reasonably be expected to have a material adverse effect on the Property, business or financial condition of any Loan Party.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of such Borrower setting forth details of the occurrence referred to therein and stating what action the Loan Party has taken or proposes to take with respect thereto.

                  7.07 Hedging. The Loan Parties shall at all times maintain Interest Rate Protection Agreements, having a notional amount not less than 70% of the aggregate outstanding principal balance of all fixed-rate Mortgage Loans.

                  7.08 Reports. The Borrower shall provide the Lender with a quarterly report, which report shall include, among other items, a summary of such Borrower's delinquency and loss experience with respect to Mortgage Loans serviced by the Borrowers in the aggregate, any Servicer or any designee of either, plus any such additional reports as the Lender may reasonably request with respect to such Borrower's or any Servicer's servicing portfolio or pending origination's of Mortgage Loans.

                  7.09 Underwriting Guidelines. Without the prior written notice to the Lender, no Borrower shall amend or otherwise modify the Underwriting Guidelines in a manner that materially and adversely affects the value of the Collateral.

                  7.10 Transactions with Affiliates. Each of the Loan Parties will not (i) enter into any transaction, including without limitation any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise not prohibited under the Loan Documents, and (b) upon fair and reasonable terms no less favorable to such Loan Party than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate; provided, however, that nothing contained herein shall prohibit any Loan Party from making a capital contribution of Mortgage Loans to any other Transaction Party provided that such capital contribution is made subject to the Lender's Lien on any such Mortgage Loans (under any Transaction Document) that are the subject of such capital contribution. In no event shall a Borrower pledge to the Lender hereunder any Mortgage Loan acquired by the Borrower from an Affiliate of the Borrower, other than another Borrower.

                  7.11 Limitation on Liens. Each Borrower will defend the Collateral against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the Collateral, other than the security interests created under this Loan Agreement and Liens for taxes and similar charges and assessments that are not yet due and payable or which are being contested in good faith by appropriate proceedings, and each Borrower will defend the right, title and interest of the Lenders in and to any of the Collateral against the claims and demands of all persons whomsoever.

                  7.12 Servicing Tape.The Borrowers shall prepare, as of the 15th calendar day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of each month (the "Servicing Cut-Off Date"), a computer readable magnetic tape containing servicing information, including without limitation those fields reasonably requested by the Lender from time to time, on a loan-by-loan basis, with respect to the Mortgage Loans serviced hereunder by the Borrowers or any Servicer (the "Servicing Tape"). The Borrowers shall deliver the Servicing Tape to the Lender within 2 Business Days after the Servicing Cut-off Date.

                  7.13 Pooling and Servicing Agreement. The parties to the Pooling and Servicing Agreement shall maintain such Pooling and Servicing Agreement in full force and effect and shall not amend or modify the Pooling and Servicing Agreement or waive compliance with any provisions thereunder without the prior written consent of the Lender.

                  Section 8. Events of Default.

                  Each of the following events shall constitute an event of default (an "Event of Default") hereunder:

                  (a) the Borrowers shall default in any payment due hereunder when due (whether at stated maturity, upon acceleration or at mandatory or optional prepayment; or

                  (b) the Borrowers shall default in the payment of any other amount payable by it hereunder or under any other Loan Document after notification by the Lender of such default, and such default shall have continued unremedied for five Business Days; or

                  (c) any representation, warranty or certification made or deemed made herein or in any other Loan Document by any Loan Party or any certificate furnished to the Lender pursuant to the provisions hereof or thereof shall prove to have been false or misleading in any material respect as of the time made or furnished (other than the representations and warranties set forth in Schedule 1, which shall be considered solely for the purpose of determining the Collateral Value of the Mortgage Loans; unless the applicable Borrower shall have made any such representations and warranties with knowledge that they were materially false or misleading at the time made); or

                  (d) any Loan Party shall fail to comply with the requirements of any of Section 7.03(a), Section 7.04, Section 7.06(a), or Sections
         7.11 through 7.13 hereof; or any Loan Party shall default in the performance of any of its obligations under Section 7.05 hereof and such default shall continue unremedied for a period of one (1) Business Day; or any Loan Party shall otherwise fail to comply with any of the requirements of Section
         7.03 (b) through (f), 7.06 (b) through (d), 7.09, 7.10 hereof and such default shall continue unremedied for a period of five Business Days; or any Loan Party shall fail to observe or perform any other covenant or agreement contained in this Loan Agreement or any other Loan Document and such failure to observe or perform shall continue unremedied for a period of seven Business Days; or

                  (e) a final judgment or judgments for the payment of money in excess of $10,000,000 in the aggregate shall be rendered against any Loan Party or any of their respective Affiliates by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof, and the applicable Loan Party or any such Affiliate shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                  (f) any Loan Party shall admit in writing its inability to pay its debts as such debts become due; or

                  (g) any Loan Party, or any of their respective Affiliates shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator or the like of itself or of all or a substantial part of its property,
         (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or the FDIC Act, or (vi) take any corporate or other action for the purpose of effecting any of the foregoing; or

                  (h) a proceeding or case shall be commenced, without the application or consent of any Loan Party, or any of their respective Affiliates in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner, liquidator or the like of any Loan Party or any of their Affiliates or of all or any substantial part of its property, or (iii) similar relief in respect of any Loan Party, or any such Affiliate under any law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against any Loan Party or any such Affiliate shall be entered in an involuntary case under the Bankruptcy Code; or

                  (i) the Pooling and Servicing Agreement or any Loan Document shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof shall be contested by any Loan Party; or

                  (j) any Borrower shall grant, or suffer to exist, any Lien on any Collateral except the Liens contemplated hereby; or the Liens contemplated hereby shall cease to be first priority perfected Liens on any Collateral in favor of the Lender or shall be Liens in favor of any Person other than the Lender; or

                  (k) the Lender determines that the number of Misclassified Mortgage Loans equals at least 5% of the Mortgage Loans reviewed pursuant to a Due Diligence Review of Mortgage Loans pledged to the Lender hereunder on any three consecutive Funding Dates; or

                  (l) there is a material default, breach, violation or event of default under the Pooling and Servicing Agreement or any Borrower has waived any such material default, breach, violation or event of default thereunder; or

                  (m) any material adverse change in the Property, business or financial condition of the Loan Parties taken as a whole shall occur, which, constitutes a material impairment of the ability of (i) any Loan Party with Loans outstanding hereunder or (ii) Guarantor to perform their obligations under any Loan Document; as determined by the Lender in its sole good faith discretion; or

                  (n) the Lender determines, after receipt of notice provided pursuant to Section 7.04, that it wishes to cancel its commitment to lend hereunder and terminate this Loan Agreement; or

                  (o) there shall have occurred an "Event of Default" under the Repurchase Agreement.

                  Section 9. Remedies Upon Default.

                  (a) Upon the occurrence of one or more Events of Default other than those referred to in Section 8(g) or (h), the Lender may immediately declare the principal amount of the Loans then outstanding under the Note to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Loan Agreement. Upon the occurrence of an Event of Default referred to in Sections 8(g) and (h) such amounts shall immediately and automatically become due and payable without any further action by any Person. Upon such declaration or such automatic acceleration, the balance then outstanding on the Note shall become immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrowers.

                  (b) Upon the occurrence of one or more Events of Default, the Lender shall have the right to obtain physical possession of the Servicing Records (subject to the provisions of the Pooling and Servicing Agreement) and all other files of any Borrower relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of any Loan Party or any third party acting for any Loan Party and such Loan Party shall deliver to the Lender such assignments as the Lender shall request. The Lender shall be entitled to specific performance of all agreements of the Loan Parties contained in the Loan Documents, and to the rights conferred on Lender under Section 4.07 of the Pooling and Servicing Agreement.

                  Section 10. No Duty of Lender. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Loan Parties for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.

                  Section 11. Miscellaneous.

                  11.01 Waiver. No failure on the part of the Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  11.02 Notices. Except as otherwise expressly permitted by this Loan Agreement, all notices, requests and other communications provided for herein and under the Pooling and Servicing Agreement (including without limitation any modifications of, or waivers, requests or consents under, this Loan Agreement) shall be given or made in writing (including without limitation by telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or thereof, or at such other address as shall be designated by a party in writing; or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. Except as otherwise provided in this Loan Agreement and except for notices given under Section 2 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telex or telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  11.03 Indemnification and Expenses.

                  (a) Each Borrower agrees to hold the Lender harmless from and indemnify the Lender against all liabilities, losses, damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against the Lender (collectively, "Costs"), relating to or arising out of this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, that, in each case, results from anything other than the Lender's gross negligence or willful misconduct. In any suit, proceeding or action brought by the Lender in connection with any Mortgage Loan for any sum owing thereunder, or to enforce any provisions of any Mortgage Loan, the Borrowers will save, indemnify and hold the Lender harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by any Loan Party of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Loan Party. The Borrowers also agree to reimburse the Lender as and when billed by the Lender for all the Lender's costs and expenses incurred in connection with the enforcement or the preservation of the Lender's rights under this Loan Agreement, the Note, any other Loan Document or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and disbursements of its counsel. The Borrowers hereby acknowledge that, notwithstanding the fact that the Note is secured by the Collateral, the obligation of the Borrowers under the Note is a recourse obligation of the Borrowers.

                  (b) The Borrowers agree to pay as and when billed by the Lender all of the out-of-pocket costs and expenses incurred by the Lender in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Loan Agreement, the Note, any other Loan Document or any other documents prepared in connection herewith or therewith. The Borrowers agree to pay as and when billed by the Lender all of the out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby including without limitation all the reasonable fees, disbursements and expenses of counsel to the Lender which amount shall be deducted from the first Loan disbursement. Subject to the limitations set forth in Section 11.15 hereof, the Borrowers agree to pay the Lender all the due diligence, inspection, testing and review costs and expenses incurred by the Lender with respect to Collateral under this Loan Agreement, including, but not limited to, those costs and expenses incurred by the Lender pursuant to Sections 11.03(a), 11.14 and 11.15 hereof.

                  11.04 Amendments. Except as otherwise expressly provided in this Loan Agreement, any provision of this Loan Agreement may be modified or supplemented only by an instrument in writing signed by each Borrower and the Lender and any provision of this Loan Agreement may be waived by the Lender.

                  11.05 Successors and Assigns . This Loan Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  11.06 Survival. The obligations of each Borrower under Sections 3.03 and 11.03 hereof shall survive the repayment of the Loans and the termination of the Loan Documents. In addition, each representation and warranty made or deemed to be made by a request for a borrowing, herein or pursuant hereto shall survive the making of such representation and warranty, and the Lender shall not be deemed to have waived, by reason of making any Loan, any Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that the Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Loan was made.

                  11.07 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Loan Agreement.

                  11.08 Counterparts. This Loan Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Loan Agreement by signing any such counterpart.

                  11.09 Loan Agreement Constitutes Security Agreement; Governing Law. This Loan Agreement shall be governed by New York law without reference to choice of law doctrine, and shall constitute a security agreement within the meaning of the Uniform Commercial Code.

                  11.10 SUBMISSION TO JURISDICTION; WAIVERS. EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                  (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LOAN AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-

         EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                  (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                  (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE LENDER SHALL HAVE BEEN NOTIFIED; AND

                  (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

                  11.11 WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  11.12 Acknowledgments. Each Borrower hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Loan Agreement, the Note and the Loan Documents;

                  (b) the Lender has no fiduciary relationship to the Loan Parties, and the relationship between the Borrowers and the Lender is solely that of debtor and creditor; and

                  (c) no joint venture exists between the Lender and the Loan Parties.

                  11.13 Hypothecation or Pledge of Loans. The Lender shall have free and unrestricted use of all Collateral and nothing in this Loan Agreement shall preclude the Lender from engaging in repurchase transactions with its interest in the Collateral or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating its interest in the Collateral. Nothing contained in this Loan Agreement shall obligate the Lender to segregate any Collateral delivered to the Lender by the Borrowers. Notwithstanding the foregoing, Lender agrees to take such actions as are necessary or desirable to release or cause to be released its lien and security interest in any Mortgage Loan which is securitized (which release shall be deemed to occur not later than simultaneously with such securitization) and to promptly deliver or cause to be delivered to the Borrowers the Mortgage File relating to any such Mortgage Loan. Upon payment in full of the Secured Obligations, Lender shall take such actions as are necessary to release or cause to be released its lien and security interest in the Collateral and to cause all Mortgage Files to be returned to the Borrowers.

                  11.14 Servicing.

                  (a) Each Borrower covenants to maintain or cause the servicing of the Mortgage Loans to be maintained in conformity with the requirements set forth in the Pooling and Servicing Agreement.

                  (b) If the Mortgage Loans are serviced by a Borrower, (i) each Borrower agrees that the Lender is the collateral assignee of all servicing records, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Mortgage Loans (the "Servicing Records"), and (ii) each Borrower grants the Lender a security interest in all servicing fees to which such Borrower is entitled pursuant to the Pooling and Servicing Agreement and rights relating to the Mortgage Loans and all Servicing Records to secure the obligation of a Borrower or its designee to service in conformity with this Section and any other obligation of a Borrower to the Lender. Each Borrower covenants to safeguard such Servicing Records and to deliver them promptly to the Lender or its designee (including the Trustee) at the Lender's request, and subject to the Pooling and Servicing Agreement.

                  (c) In the event any Borrower or its respective Affiliate is servicing the Mortgage Loans, such Borrower shall permit the Lender to inspect the Borrower's or its Affiliate's servicing facilities, as the case may be, for the purpose of satisfying the Lender that such Borrower or its Affiliate, as the case may be, has the ability to service the Mortgage Loans as provided in this Loan Agreement.

                  11.15 Periodic Due Diligence Review. Each Borrower acknowledges that the Lender has the right to perform continuing due diligence reviews with respect to the Mortgage Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and each Borrower agrees that upon reasonable (but no less than 10 Business Days') prior notice (with no notice being required upon the occurrence of an Event of Default) to any Borrower, the Lender or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Mortgage Files and any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession or under the control of such Borrower and/or the Trustee or any Bailee. The Borrowers also shall make available to the Lender a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Mortgage Files and the Mortgage Loans. Without limiting the generality of the foregoing, each Borrower acknowledges that the Lender may make Loans to the Borrowers based solely upon the information provided by the Borrowers to the Lender in the Mortgage Loan Tape and the representations, warranties and covenants contained herein, and that the Lender, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Mortgage Loans securing such Loan, including without limitation ordering new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Mortgage Loan. The Lender may underwrite such Mortgage Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting. Each Borrower agrees to cooperate with the Lender and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Lender and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession, or under the control, of the Borrowers. Each Borrower further agrees that the Borrowers shall reimburse the Lender for any and all reasonable out-of-pocket costs and expenses incurred by the Lender in connection with the Lender's activities pursuant to this Section 11.15, provided that, unless a Default shall occur, the sum of (i) the aggregate reimbursement obligation of the Borrowers under this Loan Agreement, and (ii) the reimbursement obligation of the Buyer pursuant to Section 27 of the Repurchase Agreement, shall be limited to $25,000 per annum. Lender agrees (on behalf of itself and its Affiliates, directors, officers, employees and representatives) to use reasonable precaution to keep confidential, in accordance with its customary procedures for handling confidential information and in accordance with safe and sound practices, and not to disclose to any third party, any non-public information supplied to it or otherwise obtained by it hereunder with respect to any of the Borrowers, Advanta Corp. or any of its Affiliates; provided, however, that nothing herein shall prohibit the disclosure of any such information to the extent required by statute, rule, regulation or judicial process; provided, further that, unless specifically prohibited by applicable law or court order, Lender shall, prior to disclosure thereof, notify Borrowers of any request for disclosure of any such non-public information. Lender further agrees not to use any such non-public information for any purpose unrelated to this Loan Agreement.

                  11.16 Intent. The parties recognize that each Loan is a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

                  11.17 Joint and Several Liability. Each Borrower hereby acknowledged and agrees that such Borrower shall be jointly and severally liable for all representations, warranties, covenants, obligations and indemnities of the Borrowers hereunder.

                  11.18 Conflict. In the event of any conflict between the terms of this Loan Agreement and any other Loan Document, the terms of this Loan Agreement shall prevail.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered as of the day and year first above written.




Lender                          MORGAN STANLEY MORTGAGE CAPITAL INC.
                                1585 Broadway
                                New York, New York 10036



                                By:/s/
                                   -------------------------------
                                   Name:
                                   Title:


Borrowers:                      ADVANTA MORTGAGE HOLDING COMPANY
                                Welsh & McKean Roads,
                                P.O. Box 844,
                                Spring House, Pennsylvania 19477


                                By:/s/
                                   -------------------------------
                                   Name:
                                   Title:


                                ADVANTA MORTGAGE CORP. USA
                                Welsh & McKean Roads,
                                P.O. Box 844,
                                Spring House, Pennsylvania 19477




                                By:/s/
                                   -------------------------------
                                   Name:
                                   Title:


                                ADVANTA MORTGAGE CORP. MIDATLANTIC
                                Welsh & McKean Roads,
                                P.O. Box 844,
                                Spring House, Pennsylvania 19477



                                By:/s/
                                   -------------------------------
                                   Name:
                                   Title:

                                ADVANTA MORTGAGE CORP. MIDATLANTIC II
                                Welsh & McKean Roads,
                                P.O. Box 844,
                                Spring House, Pennsylvania 19477



                                By:/s/
                                   ----------------------------
                                   Name:
                                   Title:


                                ADVANTA MORTGAGE CORP. MIDWEST
                                Welsh & McKean Roads,
                                P.O. Box 844,
                                Spring House, Pennsylvania 19477



                                By:/s/
                                   ----------------------------
                                   Name:
                                   Title:


                                ADVANTA MORTGAGE CORP. OF NEW JERSEY
                                Welsh & McKean Roads,
                                P.O. Box 844,
                                Spring House, Pennsylvania 19477



                                By:/s/
                                   ----------------------------
                                   Name:
                                   Title:


                                ADVANTA MORTGAGE CORP. NORTHEAST
                                Welsh & McKean Roads,
                                P.O. Box 844,
                                Spring House, Pennsylvania 19477



                                By:/s/
                                   ----------------------------
                                   Name:
                                   Title:

                                   ADVANTA MORTGAGE CONDUIT SERVICES, INC.
                                   Welsh & McKean Roads,
                                   P.O. Box 844,
                                   Spring House, Pennsylvania 19477



                                   By:/s/
                                      ----------------------------
                                      Name:
                                      Title:


                                   ADVANTA FINANCE CORP.
                                   16875 West Bernardo
                                   San Diego, California 92127



                                   By:/s/
                                      ----------------------------
                                      Name:
                                      Title:

                                                                      SCHEDULE 1


                REPRESENTATIONS AND WARRANTIES RE: MORTGAGE LOANS



                         Part I. Eligible Mortgage Loans

                  As to each residential Mortgage Loan included in the Borrowing Base on a Funding Date (and the related Mortgage, Mortgage Note, Assignment of Mortgage and Mortgaged Property), the Borrower shall be deemed to make the following representations and warranties to the Lender as of such date and as of each date Collateral Value is determined (certain defined terms used herein and not otherwise defined in the Loan Agreement appearing in Part III to this
Schedule 1). With respect to any representations and warranties made to the best of any Borrower's knowledge, in the event that it is discovered that the circumstances with respect to the related Mortgage Loan are not accurately reflected in such representation and warranty notwithstanding the knowledge or lack of knowledge of such Borrower, then, notwithstanding that such representation and warranty is made to the best of such Borrower's knowledge, such Mortgage Loan shall be assigned a Collateral Value of zero:

                  (a) Mortgage Loans as Described. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loan is complete, true and correct in all material respects as of the date thereof.

                  (b) Payments Current. With respect to each Mortgage Loan other than a Delinquent Mortgage Loan, no payment required under the Mortgage Loan is delinquent beyond the applicable grace period. With respect to each 59-Day Delinquent Mortgage Loan, no payment required under the Mortgage Loan is delinquent in excess of 59 days (without regard to any grace period) and with respect to each 89-Day Delinquent Loan, no payment required under the Mortgage Loan is delinquent in excess of 89 days (without regard to any grace period).

                  (c) No Outstanding Charges. There are no material defaults in complying with the terms of the Mortgage securing the Mortgage Loan, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Neither the Borrowers nor the Qualified Originator from which the Borrowers acquired the Mortgage Loan has advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the proceeds of the Mortgage Loan, whichever is earlier, to the day which precedes by one month the Due Date of the first installment of principal and interest thereunder.

                  (d) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, from the date of origination (other than those which would not result in a Material Adverse Effect); except by a written instrument which has been recorded, if necessary to protect the interests of the Lender, and which has been delivered to the Trustee or the Bailee, as applicable, and the terms of which are reflected in the Mortgage Loan


                                  Schedule 1-1

Schedule. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required, and its terms are reflected on the Mortgage Loan Schedule. No Mortgagor in respect of the Mortgage Loan has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by such policy, and which assumption agreement is part of the Mortgage File delivered to the Trustee and the terms of which are reflected in the Mortgage Loan Schedule.

                  (e) Modification of Mortgage Loan. The Mortgage Loan has not been amended or modified in a manner that would materially and adversely effect the value of such Mortgage Loan.

                  (f) No Defenses. The Mortgage Loan is not subject to any valid and enforceable right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no, to the Borrowers' knowledge, Mortgagor in respect of the Mortgage Loan was a debtor in any state or Federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated other than in cases in which the Mortgage Loan was originated in connection with a Mortgagor emerging from a bankruptcy and such Mortgage Loan was approved by the trustee in bankruptcy. No Borrower has knowledge nor has any Borrower received any notice that any Mortgagor in respect of the Mortgage Loan is a debtor in any state or federal bankruptcy or insolvency proceeding.

                  (g) Hazard Insurance. The improvements upon the Mortgaged Property is insured by a fire and extended perils insurance policy, issued by a Qualified Insurer, and such other hazards as are customary in the area where the Mortgaged Property is located, and to the extent required by the applicable Borrower as of the date of origination consistent with the Underwriting Guidelines in an amount not less than the lesser of (i) the outstanding principal balance of the related Mortgage Loan (together, in the case of a Second Lien Mortgage Loan, with the outstanding principal balance of the First
Lien), (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis or, (iii) the full insurable value of the Mortgaged Property. If required by the Federal Emergency Management Agency, if any portion of the Mortgaged Property is in an area identified by any federal Governmental Authority as having special flood hazards, and flood insurance is available, a flood insurance policy meeting the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier (unless the Underwriting Guidelines provide that such insurance is not necessary if the portion of the Mortgaged Property in the flood area is limited to the lot, and does not include the location of any structures), in an amount representing coverage not less than the least of (1) the outstanding principal balance of the Mortgage Loan, (2) the full insurable value of the Mortgaged Property, and (3) the maximum amount of insurance available under the Flood Disaster Protection Act of 1973, as amended. All such insurance policies (collectively, the "hazard insurance policy") contain a standard mortgagee clause naming the Borrower, its successors and assigns (including without limitation, subsequent owners of the Mortgage Loan), as mortgagee, and may not be reduced, terminated or canceled without 30 days' prior written notice to the mortgagee. No such notice has been received by the Borrower. All premiums on such insurance policy have been paid. The related Mortgage obligates the Mortgagor to maintain all such insurance and, at such Mortgagor's failure to do so, authorizes the mortgagee to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Where required by state law or regulation, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering a condominium, or any hazard insurance policy covering the common facilities of a planned unit


                                  Schedule 1-2
development. The hazard insurance policy is the valid and binding obligation of the insurer and is in full force and effect. The Borrower has not engaged in, and has no knowledge of the Mortgagor's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by the Borrower.

                  (h) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan at the time it was originated have been complied with, the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations.

                  (i) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. No Borrower has waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has any Borrower waived any default resulting from any action or inaction by the Mortgagor.

                  (j) Location and Type of Mortgaged Property. The Mortgaged Property is located in an Acceptable State as identified in the Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development or a de minimis planned unit development, provided, however, that no residence or dwelling is a mobile home. Other than with respect to Mixed Use Mortgage Loans, no portion of the Mortgaged Property is used for commercial purposes.

                  (k) Valid Lien. The Mortgage is a valid, subsisting, enforceable (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws effecting creditors' rights generally and by general principles of equity) and perfected (A) first lien and first priority security interest with respect to each Mortgage Loan which is indicated by such Borrowers to be a First Lien (as reflected on the Mortgage Loan Tape) or (B) second lien and second priority security interest with respect to each Mortgage Loan which is indicated by such Borrowers to be a Second Lien (as reflected on the Mortgage Loan Tape), in either case, on the real property included in the Mortgaged Property, including all buildings on the Mortgaged Property located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

         (1) the lien of current real property taxes and assessments not yet due and payable;

         (2) covenants, conditions and restrictions, rights of way, easements and other exceptions to title acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (a) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (b) which do not materially and adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal;


                                  Schedule 1-3

         (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property; and

         (4) with respect to each Mortgage Loan which is indicated by the Borrowers to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Tape) a First Lien on the Mortgaged Property.

                  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws effecting creditors' rights generally and by general principles of equity)
(A) first lien and first priority security interest with respect to each Mortgage Loan which is indicated by a Borrower to be a First Lien (as reflected on the Mortgage Loan Tape) or (B) second lien and second priority security interest with respect to each Mortgage Loan which is indicated by a Borrower to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Tape), in either case, on the property described therein and such Borrower has full right to pledge and assign the same to the Lender.

                  (l) Validity of Mortgage Documents. The Mortgage Note and the Mortgage and any other agreement executed and delivered by a Mortgagor or guarantor, if applicable, in connection with a Mortgage Loan are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable (except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws effecting creditors' rights generally and by general principles of equity) in accordance with its terms. All parties to the Mortgage Note, the Mortgage and any other such related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note, the Mortgage and any such agreement, and the Mortgage Note, the Mortgage and any other such related agreement have been duly and properly executed by such related parties. To the Borrowers' knowledge, no fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of any Person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan. The Borrowers have reviewed all of the documents constituting the Servicing File and has made such inquiries as they deem necessary to make and confirm the accuracy of the representations set forth herein.

                  (m) Full Disbursement of Proceeds. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no further requirement for future advances thereunder, and either (i) any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with or (ii) an escrow of funds for the completion of any on-site or off-site improvements has been established in an amount sufficient to make all repairs required by the Qualified Originator to the Mortgaged Property. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

                  (n) Ownership. A Borrower is the sole owner and holder of the Mortgage Loan. The Mortgage Loan is not assigned or pledged, and a Borrower has good, indefeasible and marketable title thereto, and has full right to transfer, pledge and assign the Mortgage Loan to the Lender free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other


                                  Schedule 1-4
party (other than the interest of the Trustee pursuant to the Pooling and Servicing Agreement), to assign, transfer and pledge each Mortgage Loan pursuant to this Loan Agreement and following the pledge of each Mortgage Loan, the Lender will hold such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest except any such security interest created pursuant to the terms of this Loan Agreement.

                  (o) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were)
(i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (ii) either (A) organized under the laws of such state, (B) qualified to do business in such state, (C) a federal savings and loan association, a savings bank or a national bank having a principal office in such state, or (D) not doing business in such state.

                  (p) LTV. No Mortgage Loan has an LTV greater than 100% or a CLTV greater than 125%.

                  (q) Title Insurance. The Mortgage Loan is covered by either
(i) an attorney's opinion of title and abstract of title, the form and substance of which is acceptable to mortgage lending institutions making mortgage loans in the area wherein the Mortgaged Property is located or (ii) an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance and each such title insurance policy is issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Borrowers, their respective successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan (or to the extent a Mortgage Note provides for negative amortization, the maximum amount of negative amortization in accordance with the Mortgage), subject only to the exceptions contained in clauses (1), (2), (3), and, with respect to each Mortgage Loan which is indicated by the Borrowers to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Tape) clause (4) of paragraph (j) of this Part I of Schedule 1. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress and against encroachments by or upon the Mortgaged Property or any interest therein. The title policy does not contain any special exceptions (other than the standard exclusions) for zoning and uses and has been marked to delete the standard survey exception or to replace the standard survey exception with a specific survey reading. Each Borrower, its respective successors and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Loan Agreement. No claims have been made under such lender's title insurance policy, and, to the best of such Borrower's knowledge, no prior holder or servicer of the related Mortgage, including any Borrower, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy, including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other Person, and no such unlawful items have been received, retained or realized by any Borrower.

                  (r) No Defaults. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note (other than with respect to 59-Day Delinquent Mortgage Loans for which payments are delinquent for no more than fifty-nine (59) days and 89-Day Delinquent Mortgage Loans for which payments are delinquent for no more than eighty-nine (89) days)


                                  Schedule 1-5
and no event has occurred which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Borrowers nor their respective predecessors have waived any default, breach, violation or event of acceleration. With respect to each Mortgage Loan which is indicated by a Borrower to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Schedule) (i) the prior mortgage is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such prior mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and either (A) the prior mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the Second Lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the prior mortgage.

                  (s) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage.

                  (t) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning and building law, ordinance or regulation.

                  (u) Origination; Payment Terms. The Mortgage Loan was originated by or in conjunction with a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar banking institution which is supervised and examined by a federal or state authority. Principal payments on the Mortgage Loan commenced no more than 60 days after funds were disbursed in connection with the Mortgage Loan. The Mortgage Interest Rate is adjusted, with respect to adjustable rate Mortgage Loans, on each Interest Rate Adjustment Date to equal the Index plus the Gross Margin (rounded up or down to the nearest
 .125%), subject to the Mortgage Interest Rate Cap. The Mortgage Note is payable in equal monthly installments of principal and interest, which installments of interest, with respect to adjustable rate Mortgage Loans, are subject to change due to the adjustments to the Mortgage Interest Rate on each Interest Rate Adjustment Date, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than 30 years from commencement of amortization; provided, however, in the case of a Balloon Mortgage Loan, the Mortgage Loan matures prior to full amortization thereby requiring a balloon payment of the then outstanding principal balance prior to full amortization of the Mortgage Loan. The due date of the first payment under the Mortgage Note is no more than 60 days from the date of the Mortgage Note.

                  (v) Customary Provisions. The Mortgage Note has a stated maturity. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged


                                  Schedule 1-6

Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

                  (w) Conformance with Underwriting Guidelines and Agency Standards. The Mortgage Loan was underwritten substantially in accordance with the applicable Underwriting Guidelines. The Mortgage Note and Mortgage are on forms similar to those used by FHLMC or FNMA and the Borrowers have not made any representations to a Mortgagor that are inconsistent with the mortgage instruments used.

                  (x) Occupancy of the Mortgaged Property. As of the Funding Date the Mortgaged Property is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. The Borrowers have not received notification from any governmental authority that the Mortgaged Property is in material non-compliance with such laws or regulations, is being used, operated or occupied unlawfully or has failed to have or obtain such inspection, licenses or certificates, as the case may be. The Borrowers have not received notice of any violation or failure to conform with any such law, ordinance, regulation, standard, license or certificate.

                  (y) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in clause (j) above other than collateral which is not included in any calculation of the LTV of such Mortgage Loan.

                  (z) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Trustee or the Lender to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

                  (aa) Delivery of Mortgage Documents. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered under the Pooling and Servicing Agreement for each Mortgage Loan have been delivered to the Trustee. The Borrowers or their respective agents are in possession of a complete, true and accurate Mortgage File in compliance with the Pooling and Servicing Agreement, except for such documents the originals of which have been delivered to the Trustee.

                  (bb) Transfer of Mortgage Loans. The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

                  (cc) Due-On-Sale. The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

                  (dd) Consolidation of Future Advances. Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the


                                  Schedule 1-7

Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having (A) first lien priority with respect to each Mortgage Loan which is indicated by the Borrowers to be a First Lien (as reflected on the Mortgage Loan Tape) or (B) second lien priority with respect to each Mortgage Loan which is indicated by the Borrowers to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Tape), in either case, by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

                  (ee) Mortgaged Property Undamaged. To the best of the Borrower's knowledge, the Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and each Mortgaged Property is in good repair. There have not been any condemnation proceedings with respect to the Mortgaged Property and no Borrower has knowledge of any such proceedings.


                  (ff) Collection Practices; Escrow Deposits; Interest Rate Adjustments. The origination and collection practices used by the originator, each servicer of the Mortgage Loan and any Borrower with respect to the Mortgage Loan have been in all respects in compliance with applicable laws and regulations and in all material respects in compliance with Accepted Servicing Practices, and have been in all respects legal. With respect to escrow deposits and Escrow Payments (other than with respect to each Mortgage Loan which is indicated by the Borrowers to be a Second Lien Mortgage Loan and for which the mortgagee under the First Lien is collecting Escrow Payments (as reflected on the Mortgage Loan Tape), all such payments are in the possession of, or under the control of, the Borrowers and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Borrowers have been capitalized under the Mortgage or the Mortgage Note. All Mortgage Interest Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state, federal and local law has been properly paid and credited.

                  (gg) Other Insurance Policies. No action, inaction or event has occurred and no state of facts exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable special hazard insurance policy, PMI Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Borrowers or by any officer, director, or employee of the Borrowers or any designee of the Borrowers or any corporation in which the Borrowers or any officer, director, or employee had a financial interest at the time of placement of such insurance.

                  (hh) Soldiers' and Sailors' Civil Relief Act. The Mortgagor has not notified any Borrower, and no Borrower has knowledge, of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940.


                                  Schedule 1-8

                  (ii) Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the Borrowers, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan.

                  (jj) Disclosure Materials. The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans, and the Borrowers maintain such statement in the Mortgage File.

                  (kk) Construction or Rehabilitation of Mortgaged Property. No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property or facilitating the trade-in or exchange of a Mortgaged Property.

                  (ll) No Defense to Insurance Coverage. No action has been taken or failed to be taken, no event has occurred and no state of facts exists or has existed on or prior to the Funding Date (whether or not known to the Borrowers on or prior to such date) which has resulted or will result in an exclusion from, denial of, or defense to coverage under any private mortgage insurance (including, without limitation, any exclusions, denials or defenses which would limit or reduce the availability of the timely payment of the full amount of the loss otherwise due thereunder to the insured) whether arising out of actions, representations, errors, omissions, negligence, or fraud of the Borrowers, the related Mortgagor or any party involved in the application for such coverage, including the appraisal, plans and specifications and other exhibits or documents submitted therewith to the insurer under such insurance policy, or for any other reason under such coverage, but not including the failure of such insurer to pay by reason of such insurer's breach of such insurance policy or such insurer's financial inability to pay.

                  (mm) Capitalization of Interest. The Mortgage Note does not by its terms provide for the capitalization or forbearance of interest.

                  (nn) No Equity Participation. No document relating to the Mortgage Loan provides for any contingent or additional interest in the form of participation in the cash flow of the Mortgaged Property or a sharing in the appreciation of the value of the Mortgaged Property. The indebtedness evidenced by the Mortgage Note is not convertible to an ownership interest in the Mortgaged Property or the Mortgagor and the Borrowers have not financed nor do they own directly or indirectly, any equity of any form in the Mortgaged Property or the Mortgagor.

                  (oo) Withdrawn Mortgage Loans. If the Mortgage Loan has been released to any Borrower pursuant to a Request for Release as permitted under
Section 5 of the Pooling and Servicing Agreement, then the promissory note relating to the Mortgage Loan was returned to the Trustee within 14 days (or if such fourteenth day was not a Business day, the next succeeding Business Day).


                  (pp) No Exception. Neither the Trustee nor the Bailee has noted any material exceptions on an Exception Report (as defined in the Pooling and Servicing Agreement or the Bailee Agreement) with respect to the Mortgage Loan which would materially adversely affect the Mortgage Loan or the Lender's security interest, granted by the Borrower, in the Mortgage Loan.


                                  Schedule 1-9

                  (qq) Qualified Originator. The Mortgage Loan has been originated by, and, if applicable, purchased by the Borrowers from, a Qualified Originator.

                  (rr) Mortgage Submitted for Recordation. The Mortgage either has been or will promptly be submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

                  (ss) Securitization. Each Mortgage Loan conforms to the Loan Parties' Underwriting Guidelines and otherwise conforms to the current standards of institutional securitization applicable to loans similar in nature to the Mortgage Loans. All Mortgage Loans, individually and in the aggregate, substantially comply with each related representation or warranty customarily required under the current standards of investment grade institutional securitization applicable to mortgage loans similar in nature to the Mortgage Loans.

                  (tt) Delinquent Loan Sublimit The inclusion of any Mortgage Loan included in the Borrowing Base shall not cause the aggregate Collateral Value of Eligible Mortgage Loans (i) which are 59-Day Delinquent Mortgage Loans to exceed 3% of the aggregate principal amount outstanding under the Loans, or
(ii) which are 89-Day Delinquent Mortgage Loans to exceed 1% of the aggregate principal amount outstanding under the Loans.


                                 Schedule 1-10

                          Part II. Pledged Certificates

                  As to each Mortgage Loan which is related to a Pledged Certificate, and as to the related Pooling and Servicing Agreement, the following eligibility criteria shall be met as of the applicable Funding Date and as of each date Collateral Value is determined:


                  (a) Validity of Pooling and Servicing Agreement. The Pooling and Servicing Agreement and any other agreement executed and delivered by the Trustee in connection with the Pledged Certificates are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. The Trustee, Sponsor and Master Servicer (as the last two such terms are defined in the Pooling and Servicing Agreement) had legal capacity to execute and deliver the Pooling and Servicing Agreement and any such other related agreement to which such Trustee, Sponsor or Master Servicer are parties have been duly and properly executed by such Trustee, Sponsor or Master Servicer, as applicable. The Pooling and Servicing Agreement is in full force and effect, and the enforceability of the Pooling and Servicing Agreement has not been contested by Trustee.

                  (b) Original Terms Unmodified. The terms of the Pooling and Servicing Agreement have not been impaired, altered or modified in any respect.

                  (c) No Defenses. The Pledged Certificates are not subject to any right of rescission, set-off, counterclaim or defense nor will the operation of any of the terms of the Pooling and Servicing Agreement, or the exercise of any right thereunder, render the Pooling Servicing Agreement unenforceable in whole or in part and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

                  (d) No Waiver. The Borrowers have not waived the performance by the Trustee or Master Servicer of any action, if the Trustee's failure to perform such action would cause any Mortgage Loan or Pledged Certificate to be in default, nor has any Borrower waived any default resulting from any action or inaction by the Trustee or Master Servicer.

                  (e) No Defaults. There is no material default, breach, violation or event of acceleration existing under the Pooling and Servicing Agreement and no event has occurred which, with the passage of time or giving of notice or both and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the Pooling and Servicing Agreement, and neither such Borrowers nor their predecessors in interest have waived any such default, breach, violation or event of acceleration.

                  (f) Delivery of Pooling and Servicing Agreement. A copy of the Pooling and Servicing Agreement has been delivered to the Lender.

                  (g) Pooling and Servicing Agreement Assignable. The Pooling and Servicing Agreement is assignable to the Lender. The Pooling and Servicing Agreement



                                 Schedule 1-11
                           permits the holder of the Pledged Certificate to sell, assign, pledge, transfer or rehypothecate the Pledged Certificates issued pursuant to the Pooling and Servicing Agreement.





                                 Schedule 1-12

                              Part VI Defined Terms

                  In addition to terms defined elsewhere in the Loan Agreement, the following terms shall have the following meanings when used in this Schedule 1:

                  "Acceptable State" shall mean any state unless the Borrower is otherwise notified by the Lender.

                  "Accepted Servicing Practices" shall mean, with respect to any Mortgage Loan, those mortgage servicing practices of mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loans in the jurisdiction where the related Mortgaged Property is located.

                  "ALTA" means the American Land Title Association.

                  "Appraised Value" shall mean the value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

                  "Assignment of Mortgage" shall mean, with respect to any Mortgage, an assignment of the mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related mortgaged property is located to reflect the assignment and pledge of the mortgage.

                  "Best's" means Best's Key Rating Guide, as the same shall be amended from time to time.

                  "Cut-off Date" means the first day of the month in which the related Funding Date occurs.

                  "Due Date" means the day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                  "Escrow Payments" means with respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

                  "FHLMC" means the Federal Home Loan Mortgage Corporation, or any successor thereto.

                  "FNMA" means the Federal National Mortgage Association, or any successor thereto.

                  "Gross Margin" means with respect to each adjustable rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note.

                  "Index" means with respect to each adjustable rate Mortgage Loan, the index set forth in the related Mortgage Note for the purpose of calculating the interest rate thereon.



                                 Schedule 1-13

                  "Insurance Proceeds" means with respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

                  "Interest Rate Adjustment Date" means with respect to each adjustable rate Mortgage Loan, the date, specified in the related Mortgage Note and the Mortgage Loan Schedule, on which the Mortgage Interest Rate is adjusted.

                  "Loan-to-Value Ratio" or "LTV" means with respect to any Mortgage Loan, the ratio of the original outstanding principal amount of the Mortgage Loan to the lesser of (a) the Appraised Value of the Mortgaged Property at origination or (b) if the Mortgaged Property was purchased within 12 months of the origination of the Mortgage Loan, the purchase price of the Mortgaged Property.

                  "Monthly Payment" means the scheduled monthly payment of principal and interest on a Mortgage Loan as adjusted in accordance with changes in the Mortgage Interest Rate pursuant to the provisions of the Mortgage Note for an adjustable rate Mortgage Loan.

                  "Mortgage Interest Rate" means the annual rate of interest borne on a Mortgage Note, which shall be adjusted from time to time with respect to adjustable rate Mortgage Loans.

                  "Mortgage Interest Rate Cap" means with respect to an adjustable rate Mortgage Loan, the limit on each Mortgage Interest Rate adjustment as set forth in the related Mortgage Note.

                  "Mortgagee" means a Borrower or any subsequent holder of a Mortgage Loan.

                  "Origination Date" shall mean, with respect to each Mortgage Loan, the date of the Mortgage Note relating to such Mortgage Loan, unless such information is not provided by a Borrower with respect to such Mortgage Loan, in which case the Origination Date shall be deemed to be the date that is 40 days prior to the date of the first payment under the Mortgage Note relating to such Mortgage Loan.

                  "PMI Policy" or "Primary Insurance Policy" means a policy of primary mortgage guaranty insurance issued by a Qualified Insurer.

                  "Qualified Insurer" means an insurance company duly qualified as such under the laws of the states in which the Mortgaged Property is located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, and approved as an insurer pursuant to the applicable Underwriting Guidelines.

                  "Qualified Originator" means an originator of Mortgage Loans reasonably acceptable to the Lender.

                  "Servicing File" means with respect to each Mortgage Loan, the file retained by the Borrowers consisting of originals of all documents in the Mortgage File which are not delivered to a Trustee and copies of the Mortgage Loan Documents set forth in Section 2 of the Pooling and Servicing Agreement.



                                 Schedule 1-14

                  FORM OF AMENDED AND RESTATED PROMISSORY NOTE

$ 500,000,000.00                                               Dated May 1, 1997
                                   as amended and restated as of August 21, 1998
                                                              New York, New York

                  FOR VALUE RECEIVED, Advanta Mortgage Holding Company, a Delaware corporation, as a Borrower; Advanta Mortgage Corp. USA, a Delaware corporation, as a Borrower; Advanta Mortgage Corp. Midatlantic, a Pennsylvania corporation, as a Borrower; Advanta Mortgage Corp. Midatlantic II, a Pennsylvania corporation, as a Borrower; Advanta Mortgage Corp. Midwest, a Pennsylvania corporation, as a Borrower; Advanta Mortgage Corp. of New Jersey, a New Jersey corporation, as a Borrower; Advanta Mortgage Corp. Northeast, a New York corporation, as a Borrower; Advanta Mortgage Conduit Services, Inc., a Delaware corporation, as a Borrower; and Advanta Finance Corp., a Nevada corporation, as a Borrower (each a "Borrower" collectively, the "Borrowers"), hereby promises to pay to the order of MORGAN STANLEY MORTGAGE CAPITAL INC. (the "Lender"), at the principal office of the Lender at 1585 Broadway, New York, New York, 10036, in lawful money of the United States, and in immediately available funds, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000.00) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrowers under the Loan Agreement), on the dates and in the principal amounts provided in the Loan Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

                  The date, amount and interest rate of each Loan made by the Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof; provided, that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing under the Loan Agreement or hereunder in respect of the Loans made by the Lender.

                  This Amended and Restated Promissory Note is the Note referred to in the Loan and Security Agreement dated as of May 1, 1997, among the Borrowers and the Lender as amended by the Amended and Restated Master Loan and Security Agreement dated as of August 21, 1998 (as so amended and as further amended, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement") between the Borrowers and the Lender, and evidences Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Loan Agreement.

                  The Borrowers agree to pay all the Lender's costs of collection and enforcement (including reasonable attorneys' fees and disbursements of Lender's counsel) in respect of this Note when incurred, including, without limitation, reasonable attorneys' fees through appellate proceedings.

                  Notwithstanding the pledge of the Collateral, the Borrowers hereby acknowledge, admit and agree that the Borrowers' obligations under this Note are recourse obligations of each Borrower to which each Borrower pledges its full faith and credit.

                  Each Borrower, and any indorsers or guarantors hereof, (a) severally waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayments of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and consent to the acceptance of further Collateral, the release of any Collateral for this Note, the release of any party primarily or secondarily liable hereon, and (c) expressly agree that, except as expressly otherwise provided in the Affiliate Guaranty, it will not be necessary for the Lender, in order to enforce payment of this Note, to first institute or exhaust the Lender's remedies against the Borrowers or any other party liable hereon or against any Collateral for this Note. No extension of time for the payment of this Note, or any installment hereof, made by agreement by the Lender with any person now or hereafter liable for the payment of this Note, shall affect the liability under this Note of the Borrowers, even if the Borrowers are not a party to such agreement; provided, however, that the Lender and the Borrowers, by written agreement among them, may affect the liability of the Borrowers.

                  Any reference herein to the Lender shall be deemed to include and apply to every subsequent holder of this Note. Reference is made to the Loan Agreement for provisions concerning optional and mandatory prepayments, Collateral, acceleration and other material terms affecting this Note.

                  Each Borrower hereby acknowledges and agrees that such Borrower shall be jointly and severally liable for all representations, warranties, covenants, obligations and indemnities of the Borrowers under the Loan Documents.

                  This Amended and Restated Promissory Note amends and restates in its entirety the Promissory Note dated May 1, 1997 (the "Existing Promissory Note") and is given as a continuation, rearrangement and extension, and not a novation, release or satisfaction, of the Existing Promissory Note. The issuance and delivery of this Amended and Restated Promissory Note is in substitution for the Existing Promissory Note. This Amended and Restated Promissory Note does not create or evidence any principal indebtedness other than the principal indebtedness evidenced by the Existing Promissory Note. Each Borrower hereby acknowledges and agrees that simultaneously with such Borrower's execution and delivery of this Amended and Restated Promissory Note to the Lender, the Lender has delivered to the Borrowers the Existing Promissory Note.

                  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE) WHOSE LAWS THE BORROWERS EXPRESSLY ELECT TO APPLY TO THIS NOTE. THE BORROWERS AGREE THAT ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE OR ARISING OUT OF THIS NOTE MAY BE COMMENCED IN THE SUPREME COURT OF THE STATE OF NEW YORK, BOROUGH OF MANHATTAN, OR IN THE DISTRICT COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK.


Borrowers:                           ADVANTA MORTGAGE HOLDING COMPANY


                                     By:_______________________________
                                        Name:
                                        Title:


                                     ADVANTA MORTGAGE CORP. USA


                                     By:____________________________
                                        Name:
                                        Title:


                                     ADVANTA MORTGAGE CORP. MIDATLANTIC


                                     By:____________________________
                                        Name:
                                        Title:


                                     ADVANTA MORTGAGE CORP. MIDATLANTIC II


                                     By:____________________________
                                        Name:
                                        Title:


                                     ADVANTA MORTGAGE CORP. MIDWEST


                                     By:____________________________
                                        Name:
                                        Title:

                                     ADVANTA MORTGAGE CORP. OF NEW JERSEY


                                     By:____________________________
                                        Name:
                                        Title:


                                     ADVANTA MORTGAGE CORP. NORTHEAST


                                     By:____________________________
                                        Name:
                                        Title:


                                     ADVANTA MORTGAGE CONDUIT SERVICES, INC.


                                     By:____________________________
                                        Name:
                                        Title:


                                     ADVANTA FINANCE CORP.


                                     By:____________________________
                                        Name:
                                        Title:

                                SCHEDULE OF LOANS

                  This Note evidences Loans made under the within-described Loan Agreement to the Borrowers, on the dates, in the principal amounts and bearing interest at the rates set forth below, and subject to the payments and prepayments of principal set forth below:



                    PRINCIPAL AMOUNT OF       INTEREST         AMOUNT PAID         UNPAID PRINCIPAL       NOTATION
    DATE MADE               LOAN                RATE            OR PREPAID              AMOUNT             MADE BY
------------------ ----------------------- ---------------- ------------------- ----------------------- --------------

------------------ ----------------------- ---------------- ------------------- ----------------------- --------------

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------------------ ----------------------- ---------------- ------------------- ----------------------- --------------

------------------ ----------------------- ---------------- ------------------- ----------------------- --------------

------------------ ----------------------- ---------------- ------------------- ----------------------- --------------

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------------------ ----------------------- ---------------- ------------------- ----------------------- --------------

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------------------ ----------------------- ---------------- ------------------- ----------------------- --------------

                                 AMENDMENT NO. 1
           TO AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT


                  Amendment No. 1 dated as of September 25, 1998 ("Amendment No. 1"), among Advanta Mortgage Holding Company, a Delaware corporation, as a Borrower; Advanta Mortgage Corp. USA, a Delaware corporation, as a Borrower; Advanta Mortgage Corp. Midatlantic, a Pennsylvania corporation, as a Borrower; Advanta Mortgage Corp. Midatlantic II, a Pennsylvania corporation, as a Borrower; Advanta Mortgage Corp. Midwest, a Pennsylvania corporation, as a Borrower; Advanta Mortgage Corp. of New Jersey, a New Jersey corporation, as a Borrower; Advanta Mortgage Corp. Northeast, a New York corporation, as a Borrower; Advanta Mortgage Conduit Services, Inc., a Delaware corporation, as a Borrower; Advanta Finance Corp., a Nevada corporation, as a Borrower (each a "Borrower", collectively the "Borrowers") and MORGAN STANLEY MORTGAGE CAPITAL INC., a New York corporation (the "Lender").

                                    RECITALS

                  The Borrowers entered into that certain Master Loan and Security Agreement, dated May 1, 1997 as amended and restated in the Amended and Restated Master Loan and Security Agreement, dated August 21, 1998, with the Lender (the "Existing Loan Agreement" as amended by this Amendment No. 1, the "Loan Agreement") to finance the purchase by the Borrowers of certain mortgage loans, and to finance the obligations of each of the Borrowers on the terms and conditions as set forth in the Existing Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement or the Sale and Servicing Agreement (as defined below), each as applicable.

                  The Borrowers are also party (as Pledgors thereunder) to that certain Master Repurchase Agreement dated as of August 21, 1998, as amended by Amendment No. 1 to Master Repurchase Agreement dated as of September 25, 1998, between Advanta National Bank (as Seller thereunder) and the Lender (as Buyer thereunder).

                  The Borrowers and the Lender wish to amend the Existing Loan Agreement to provide for the existence of the Indenture Notes (as defined below).

                  Accordingly, the parties hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, to the terms and conditions of the Existing Loan Agreement as amended by this Amendment No. 1.

                  SECTION 1. Definitions. Section 1.01 of the Existing Loan Agreement is hereby amended by:

                  (a) adding the following definitions in proper alphabetical order therein.

                  "Indenture" shall mean the Indenture dated as of September 25, 1998 between Advanta Home Equity Loan Owner Trust 1998-MS1 and Bankers Trust Company of California, N.A.

                  "Indenture Note" shall mean any note authorized by and authenticated and delivered under the Indenture.


                  "Indenture Note Principal Balance" means the principal balance of each Indenture Note as calculated in the Sale and Servicing Agreement.

                  "Sale and Servicing Agreement" means the Sale and Servicing Agreement dated as of September 25, 1998, among Advanta Home Equity Loan Owner Trust 1998-MS1, as Issuer, Advanta Loan Warehouse Corporation, as Depositor, Advanta Mortgage Corp. USA ("AMCUSA"), as Servicer, Advanta National Bank, Advanta Bank Corp. and AMCUSA, as Loan Originators, Bankers Trust Company of California, N.A., as Indenture Trustee on behalf of the Noteholders, and Advanta Corp. together with AMCUSA, as Transfer Obligors.

                  (b) deleting the definitions of "Available Committed Loan Amount" and "Non-Transaction Amount" in their entirety and replacing them with the following, in proper alphabetical order therein:

                  "Available Committed Loan Amount" shall mean the Maximum Committed Loan Amount, minus the sum of (i) the aggregate amount of Loans outstanding hereunder (ii) the aggregate amount of Transactions outstanding under the Repurchase Agreement and (iii) the aggregate Indenture Note Principal Balance of the Indenture Notes.

                  "Non-Transaction Amount" shall mean the Maximum Combined Amount minus the sum of (i) the aggregate amount of Transactions outstanding under the Repurchase Agreement and (ii) the aggregate Indenture Note Principal Balance of the Indenture Notes; provided, however, that if such calculation results in an amount greater than $500,000,000, the Non-Transaction Amount shall equal $500,000,000.

                  SECTION 2. Conditions Precedent to Amendment Effective Date. This Amendment No. 1 shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

                  2.1 Delivered Documents. On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

                  (a) this Amendment No. 1, executed and delivered by a duly authorized officer of each of the Borrower and the Lender;

                  (b) such other documents as the Lender or counsel to the Lender may reasonably request.

                  2.2 No Default. On the Amendment Effective Date, (i) the Borrowers shall be in compliance with all the terms and provisions set forth in the Loan Agreement on their part to be observed or performed, (ii) the representations and warranties made and restated by the Borrowers pursuant to
Section 3 of this Amendment No. 1 shall be true and complete on and as of such date in all material respects with the same force and effect as if made on and as of such date (or, if such representation or warranty is expressly stated to have been made as of a specific date, as of such date), and (iii) no Default shall have occurred and be continuing on such date.

                  SECTION 3. Representations and Warranties. The Borrowers hereby represent and warrant to the Lender that they are in compliance with all the terms and provisions set forth in the Loan Agreement (as amended hereby, if applicable) on their part to be observed or performed, and that no Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in Section 6 and Schedule 1, Part I and Part II of the Loan Agreement.

                  SECTION 4. Limited Effect. Except as expressly set forth in this Amendment No. 1, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  SECTION 5. Counterparts. This Amendment No. 1 may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  SECTION 6. GOVERNING LAW. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


Lender                          MORGAN STANLEY MORTGAGE CAPITAL INC.
                                1585 Broadway
                                New York, New York 10036



                                By:/s/
                                   -------------------------------
                                   Name:
                                   Title:


Borrowers:                      ADVANTA MORTGAGE HOLDING COMPANY
                                Welsh & McKean Roads,
                                P.O. Box 844,
                                Spring House, Pennsylvania 19477


                                By:/s/
                                   -------------------------------
                                   Name:
                                   Title:


                                ADVANTA MORTGAGE CORP. USA
                                Welsh & McKean Roads,
                                P.O. Box 844,
                                Spring House, Pennsylvania 19477




                                By:/s/
                                   -------------------------------
                                   Name:
                                   Title:


                                ADVANTA MORTGAGE CORP. MIDATLANTIC
                                Welsh & McKean Roads,
                                P.O. Box 844,
                                Spring House, Pennsylvania 19477



                                By:/s/
                                   -------------------------------
                                   Name:
                                   Title:

                                ADVANTA MORTGAGE CORP. MIDATLANTIC II
                                Welsh & McKean Roads,
                                P.O. Box 844,
                                Spring House, Pennsylvania 19477



                                By:/s/
                                   ----------------------------
                                   Name:
                                   Title:


                                ADVANTA MORTGAGE CORP. MIDWEST
                                Welsh & McKean Roads,
                                P.O. Box 844,
                                Spring House, Pennsylvania 19477



                                By:/s/
                                   ----------------------------
                                   Name:
                                   Title:


                                ADVANTA MORTGAGE CORP. OF NEW JERSEY
                                Welsh & McKean Roads,
                                P.O. Box 844,
                                Spring House, Pennsylvania 19477



                                By:/s/
                                   ----------------------------
                                   Name:
                                   Title:


                                ADVANTA MORTGAGE CORP. NORTHEAST
                                Welsh & McKean Roads,
                                P.O. Box 844,
                                Spring House, Pennsylvania 19477



                                By:/s/
                                   ----------------------------
                                   Name:
                                   Title:

                                ADVANTA MORTGAGE CONDUIT SERVICES, INC.
                                Welsh & McKean Roads,
                                P.O. Box 844,
                                Spring House, Pennsylvania 19477



                                By:/s/
                                   ----------------------------
                                   Name:
                                   Title:


                                ADVANTA FINANCE CORP.
                                16875 West Bernardo
                                San Diego, California 92127



                                By:/s/
                                   ----------------------------
                                   Name:
                                   Title:





                                      -7-